UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
(Amendment No.           )
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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
CANARGO ENERGY CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 9, 2006
2006 ANNUAL MEETING OF STOCKHOLDERS
PROPOSAL 1 -- ELECTION OF DIRECTORS
PROPOSAL 2 -- INCREASE OF AUTHORISED SHARE CAPITAL
PROPOSAL 3 -- APPROVAL OF AMENDMENT OF THE 2004 LONG TERM STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UNDER THE PLAN
MANAGEMENT OF THE COMPANY
BOARD MEETINGS AND COMMITTEES
DIRECTOR NOMINATION
COMMUNICATIONS WITH DIRECTORS
DIRECTOR COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
CODE OF BUSINESS CONDUCT AND ETHICS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
EXECUTIVE COMPENSATION
SECURITY OWNERSHIP BY CERTAIN BENEFICIAL HOLDERS
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
PERFORMANCE GRAPH
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS
STOCKHOLDERS SHARING THE SAME ADDRESS
FORM 10-K ANNUAL REPORT
STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING
AUDIT COMMITTEE CHARTER
2004 LONG TERM STOCK INCENTIVE PLAN

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 9, 2006

       The Board of Directors of CanArgo Energy Corporation, a Delaware Corporation (the “Company”), hereby gives notice that the Annual Meeting of stockholders of the Company will be held on May 9, 2006 at 2.00 p.m. Eastern Standard Time at Salon Latour, Langham Hotel, 250 Franklin Street, Boston, MA 02110, U.S.A. for the following purposes, as more fully described in the accompanying Proxy Statement:

1. To elect directors to hold office until the next Annual General Meeting of stockholders or until their successors are elected and qualified.

2. To approve the adoption of an amendment to the Company’s Certificate of Incorporation to increase the number of shares of Common Stock that the Company will have authority to issue from 300,000,000 to 375,000,000 shares.

3. To approve the amendment of the Company’s 2004 Long Term Stock Incentive Plan to increase the number of shares of Common Stock issuable under the plan by an additional 7,500,000 shares.

4. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.
      Only stockholders of record at the close of business on March 15, 2006 will be entitled to notice of, and to vote at, such meeting or any adjournments or postponements thereof. All holders of record of shares of the Company’s Common Stock at close of business on the record date are entitled to vote at the meeting by sending in the proxy voting form by the specified deadline.

BY ORDER OF THE BOARD OF DIRECTORS

Liz Landles
Corporate Secretary
St. Peter Port
Guernsey, British Isles
March 17, 2006
IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ACCOMPANYING PROXY CARD BY THE DEADLINE (INDICATED ON THE PROXY CARD) IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD.

CANARGO ENERGY CORPORATION
P.O. Box 291, St Peter Port,
Guernsey, GY1 3RR, British Isles

PROXY STATEMENT

2006 ANNUAL MEETING OF STOCKHOLDERS
      CanArgo Energy Corporation (the “Company”) is furnishing this Proxy Statement and the enclosed proxy in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of stockholders to be held on May 9, 2006 at 2.00 p.m. Eastern Standard Time, at Salon Latour, Langham Hotel, 250 Franklin Street, Boston, MA 02110, U.S.A. and at any adjournments or postponements thereof (the “Annual Meeting”). The Proxy Statement and the enclosed proxy are first being sent to stockholders on or about March 23, 2006.
      Only holders of the Company’s Common Stock as of the close of business on March 15, 2006 (the “Record Date”) are entitled to vote at the Annual Meeting. Stockholders who hold shares of the Company in “street name” may vote at the Annual Meeting only if they hold a valid proxy from their broker. As of the Record Date, there were 224,095,022 shares of Common Stock outstanding. Holders of Common Stock are entitled to one vote per share.
      A majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting must be present in person or by proxy in order for there to be a quorum at the meeting. Stockholders of record who are present at the meeting in person or by proxy and who abstain from voting, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting and broker non-votes, will be included in the number of stockholders present at the meeting for purposes of determining whether a quorum is present.
      Registration and seating will begin at 1.30 p.m. All stockholders attending the meeting will be asked to present valid picture identification, such as a driver’s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.
      Each stockholder of record is entitled to one vote at the Annual Meeting for each share of Common Stock held by such stockholder on the Record Date. Stockholders do not have cumulative voting rights. Stockholders may vote their shares by using the proxy card enclosed with this Proxy Statement. All proxy cards received by the Company which are properly signed and have not been revoked will be voted in accordance with the instructions contained in the proxy cards. If a signed proxy card is received which does not specify a vote or an abstention and is not revoked prior to exercise, the shares represented by that proxy card will be voted as recommended by the Board of Directors as follows:
      For the election of the director nominees.
      For the approval of the amendment to the Company’s Certificate of Incorporation.
      For the approval of the amendment of the Company’s 2004 Long Term Stock Incentive Plan to increase the number of shares of Common Stock issuable under the plan.
      The Company does not anticipate, as of the date hereof, any additional matters to be voted upon at the Annual Meeting other than those stated in this Proxy Statement and the accompanying Notice of Annual Meeting of stockholders. If any other matters are properly brought before the Annual Meeting, to the extent allowed under Delaware Law, the enclosed proxy card gives discretionary authority to the persons named as proxies to vote the shares represented by the proxy card in their discretion.
      Under Delaware law and the Company’s Certificate of Incorporation and Bylaws, if a quorum exists at the meeting, the affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked “Withhold authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Furthermore, with respect to the amendment of the Company’s Certificate of Incorporation, the affirmative vote of a majority of the issued and outstanding shares of the Company’s Common Stock is required for approval of the proposal and an abstention will result in a vote against the proposal. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked “Abstain” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.
      The Company requests that brokerage firms, bank nominees and other institutions that act as nominees or fiduciaries for owners of Common Stock, forward this Proxy Statement and proxies to persons for whom they hold shares and obtain authorization for the execution of proxies. If shares are held in the name of a brokerage firm, bank or nominee, only the brokerage firm, bank or nominee can sign a proxy with respect to stockholders’ shares. Accordingly, such stockholder will not be able to vote their shares in person should they attend the meeting. Instead, the stockholder should contact the person responsible for their account and give instructions for a proxy representing their shares to be signed and voted as directed.
      For shares held in “street name” through a broker, bank or other nominee, the broker, bank or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if stockholders do not give their broker or nominee specific instructions, their shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.
      A stockholder of record may revoke a proxy at any time before it is voted at the Annual Meeting by (a) delivering a proxy revocation or another duly executed proxy bearing a later date to the Corporate Secretary of the Company or (b) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not revoke a proxy unless the stockholder actually votes in person at the meeting.
      The proxy card accompanying this Proxy Statement is solicited by the Board of Directors of the Company. The Company will pay all of the costs of soliciting proxies. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies personally, or by telephone, without receiving additional compensation. The Company has retained Gambit H & K AS in Norway and CEOcast Inc. in the United States to assist in the solicitation of proxies in connection with the Annual Meeting. The Company will pay such firms customary fees, expected to total approximately $14,000 plus expenses. The Company, if requested, will also pay brokers, banks and other fiduciaries who hold shares of Common Stock for beneficial owners for their reasonable out-of-pocket expenses of forwarding these materials to stockholders.
      The Company’s Annual Report for the fiscal year ended December 31, 2005 is enclosed with this Proxy Statement for each stockholder.
PROPOSAL 1 — ELECTION OF DIRECTORS
      The current term of office of all of the Company’s directors expires at the 2006 Annual Meeting. A majority of the independent directors has nominated all five persons to be elected directors at the annual meeting to hold office until the next annual meeting of stockholders and until the election of their respective successors. All of the nominees are currently serving as directors and have indicated that they are willing and able to serve as directors.
      Directors are elected by a plurality of votes cast at the meeting; any shares not voted (by abstention, broker non-vote, or otherwise) have no impact on the vote. If you do not wish your shares to be voted for a particular nominee, you may so indicate in the space provided on the proxy form or withhold authority. All proxies received by the Board of Directors will be voted FOR the nominees listed below if no direction to the contrary is given. Each of the nominees has consented to serve if elected. In the event that any nominee is unable or declines to serve, the proxies will be voted for the election of any alternate nominee who is designated by the Board of Directors.

      The nominees for director are Dr. David Robson, Vincent McDonnell, Michael Ayre, Russ Hammond and Nils N. Trulsvik.
      Biographical information regarding each nominee is set forth in the section entitled “Management of the Company — Executive Officers and Directors” below.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL (Proposal 1)
PROPOSAL 2 — INCREASE OF AUTHORISED SHARE CAPITAL
      The Board of Directors has unanimously adopted a resolution authorizing an amendment to the Company’s Certificate of Incorporation (the “Certificate”) to increase the total number of the Company’s authorized shares of Common Stock from 300,000,000 shares to 375,000,000 shares, par value $0.10. The proposed amendment is subject to approval by the Company’s stockholders.
      The Common Stock, including the additional shares proposed for authorization, do not have pre-emptive or similar rights, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership thereof. Thus, the issuance of additional shares of Common Stock might dilute, under certain circumstances, the ownership and voting rights of stockholders. Each of the additional authorized shares of Common Stock will have the same rights and privileges as the currently authorized Common Stock.
      The proposed amendment will modify the first sentence of paragraph (a) of Article Four of the Certificate to read as follows:
      “(a) The total number of shares of all classes of stock which the Corporation shall have authority to issue is three hundred and eighty million (380,000,000), consisting of:

(1)	Five million (5,000,000) shares of Preferred stock, par value ten cents ($0.10) per share (the “Preferred Stock”);

(2)	Three hundred and seventy five million (375,000,000) shares of Common Stock, par value ten cents ($0.10) per share (the “Common Stock”).”
      The Company is currently authorized to issue 305,000,000 shares of capital stock, of which 300,000,000 are designated as Common Stock and 5,000,000 shares are designated as Preferred Stock. The proposed amendment would increase the total number of shares of authorized capital stock to 380,000,000 shares and the number of shares of Common Stock authorized to 375,000,000. The authorized shares of Common Stock were last increased by the stockholders at a Special Meeting in March 2004, when the number of shares was increased from 150,000,000 to 300,000,000 shares.
      As of March 3, 2006, 224,095,022 shares of Common Stock were issued and outstanding, no shares of capital stock were held by the Company as treasury stock and no shares of Preferred Stock were issued and outstanding. In relation to the 75,904,978 currently authorized but unissued shares of Common Stock, an aggregate of 75,904,978 shares have been reserved for future issuance: 45,270 shares in connection with the exchange of Exchangeable Shares previously issued by the Company in connection with an acquisition; 10,045,000 shares of Common Stock upon exercise of outstanding stock options granted under certain stock option plans; 15,300,000 shares issuable upon exercise of outstanding warrants; up to 1,783,667 reserved for issuance under our existing option plans; and up to 48,731,041 shares reserved for issuance in connection with certain existing contractual arrangements.
      If the proposed amendment is adopted, it will become effective upon filing of the proposed amendment with the Delaware Secretary of State’s office.
      The Board of Directors believes that it is advisable and in the best interests of the Company to have available additional authorized but unissued shares of Common Stock in an amount adequate to provide for the future business needs of the Company and to take advantage of future corporate opportunities. The increase in authorized Common Stock will not have any immediate effect on the rights of existing stockholders. However, the additional shares will be available for issuance from time to time by the Company, at the discretion of the Board of Directors, without further authorization by vote of the stockholders unless applicable law or regulation or stock exchange requirements otherwise require such authorization. These shares may be issued for any proper corporate purpose including, without limitation, acquiring other businesses in exchange for shares of Common Stock; entering into joint venture arrangements with other companies in which Common Stock or the right to acquire Common Stock are part of the consideration; stock splits or stock dividends; raising capital through the sale of Common Stock; and attracting and retaining valuable employees and consultants by the issuance of additional stock, stock options or use of stock-based plans.
      Although the Company may engage in the foregoing actions in the future, except for the issuance of additional stock options under the Company’s 2004 Long Term Stock Incentive Plan, and the possible sale of shares of Common Stock to raise additional capital, no such actions involving the issuance of additional shares of Common Stock are pending as of the date hereof. The Board of Directors would intend to use any funds raised from any such possible issuances to finance principally the Company’s activities in Georgia, the Republic of Kazakhstan, Central Asia and the Caspian Region.
      If the proposed amendment is approved, the Board of Directors would be able to authorize the issuance of shares of Common Stock without the necessity, and related costs and delays, of either calling a special stockholders’ meeting or waiting for the next regularly scheduled meeting of stockholders in order to increase the authorized shares of Common Stock.
      The issuance of the additional shares of Common Stock could have the effect of diluting earnings per share and book value per share, which could adversely affect the Company’s existing stockholders. Issuing additional shares of Common Stock may also have the effect of delaying or preventing a change of control of the Company. The Company’s authorized but unissued Common Stock could be issued in one or more transactions that would make more difficult or costly, and less likely, a takeover of the Company. The proposed amendment to the Certificate is not being recommended in response to any specific effort of which the Company is aware to obtain control of the Company and the Board of directors has no present intention to use the additional shares of Common Stock in order to impede a takeover attempt.
      The affirmative vote of a majority of the issued and outstanding shares of Common Stock of the Company entitled to vote at the Annual Meeting is required for approval of this amendment to the Certificate to increase the Company’s authorized shares of Common Stock. An abstention will, accordingly, result in a vote against the proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOUR OF THIS PROPOSAL (Proposal 2)
PROPOSAL 3 — APPROVAL OF AMENDMENT OF THE 2004 LONG TERM STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UNDER THE PLAN
      At the Annual Meeting, the stockholders of the Company will be asked to approve the amendment of the 2004 Long Term Stock Incentive Plan (the “2004 Plan”) to increase the number of shares of Common Stock issuable under the plan by an additional 7,500,000 shares, to an aggregate of 17,500,000 shares. The 2004 Plan was adopted by the Board of Directors in May 2004 and it became effective on May 18, 2004 upon approval of the stockholders at the 2004 Annual Meeting.
      In January 2006, the Board approved an amendment of the 2004 Plan, subject to stockholder approval, to increase the number of shares of Common Stock authorized for issuance under the 2004 Plan by 7,500,000 shares, to a total of 17,500,000 shares. The Board of Directors adopted this amendment because it believes that:

•	additional shares are necessary to attract new employees and executives;

•	additional shares are needed to further the goal of retaining and motivating existing personnel; and

•	the issuance of options to our employees is an integral component of the Company’s compensation policy.
      As of March 3, 2006, awards (net of canceled awards) covering an aggregate of 8,217,000 shares of Common Stock had been granted under the 2004 Plan. A total of 1,783,000 shares of Common Stock (plus any shares that might in the future be returned to the 2004 Plan as a result of cancellations or expiration of awards) remained available for future grant under the 2004 Plan.
      The affirmative vote of a majority of the votes cast at the Annual Meeting is required for approval of this amendment to the 2004 Plan to increase the number of shares of Common Stock issuable under the plan. Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote on this proposal. Broker non-votes, if any, will have no effect on the outcome of the vote on this proposal. Abstentions will have the effect of a vote “against” the proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL (Proposal 3).
Summary Of The 2004 Plan
      A copy of the 2004 Plan is attached to this Proxy Statement as Annex II. The following description of the 2004 Plan is a summary and so is qualified by reference to the complete text of the 2004 Plan.
General
      The purpose of the 2004 Plan is to help the Company and its subsidiaries hire and keep directors, consultants, officers and other employees of outstanding ability and to motivate employees to exert their best efforts on behalf of the Company and its subsidiaries. In addition, the Company expects to benefit from the added interest which the awardees will have in the Company’s welfare as a result of their ownership or increased ownership of the Company’s Common Stock.
      Options and other awards authorized under the 2004 Plan include:

•	incentive stock options (“ISOs”) which are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”);

•	stock options which are “non-qualified” for federal income tax purposes (“NQOs”), to which the provisions of the Code pertaining to ISOs do not apply;

•	restricted stock awards, which are awards of stock that are subject to forfeiture in the event of premature termination of employment, our failure to meet certain performance objectives, or other conditions;

•	stock appreciation rights (“SARs”), which enable a recipient to profit immediately from the difference between the exercise price of an option and the fair market value of the stock;

•	deferred stock awards, which are awards of stock that are not distributed to the awardee until after a specified deferral period; and

•	other stock-based awards permitted under the 2004 Plan (including, but not limited to, performance shares and convertible debentures).
      Each award described above is referred to in this Proxy Statement as an “Award”, and all such awards are collectively referred to in this Proxy Statement as “Awards” and individuals receiving Awards are referred to as “Awardees”.
      The 2004 Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974, as amended.

      Administration. The 2004 Plan is administered by the Compensation Committee (or such other committee established by the Board), which shall consist of at least two directors, appointed by the Board, who are “Non-Employee Directors” as defined by the SEC under Rule 16b-3 of the Securities Exchange Act of 1934.
      The term of office of the Compensation Committee members is fixed from time to time by the Board of Directors. The Board may from time to time remove members from the Compensation Committee, with or without cause, or add members to the Compensation Committee. Vacancies in the Compensation Committee, however caused, will be filled by the Board.
      Subject to the express terms and conditions of the 2004 Plan, the Compensation Committee has full power to make Awards, to construe or interpret the 2004 Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations necessary or advisable for its administration. Except as otherwise provided in the 2004 Plan, the Compensation Committee may also determine which persons shall be granted Awards, the nature of the Awards granted, the number of shares subject to Awards and the time at which Awards shall be made. Such determinations are final and binding.
      Amount of Stock Available Under the 2004 Plan. The only class of stock subject to an Award is Common Stock. The maximum number of shares of Common Stock with respect to which Awards may be granted is currently 10,000,000 shares; however, this number is subject to adjustment in the event of a recapitalization, reorganization or similar event. The maximum number of shares of Common Stock with respect to which Awards may be granted to any awardee in any year under the 2004 Plan is 5,000,000 shares.
      Shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. Any shares represented by Awards which are cancelled, forfeited, terminated or expire unexercised will again be available for grants and issuance under the 2004 Plan.
      Eligibility. Persons eligible for Awards under the 2004 Plan will be limited to directors, consultants, officers and other key employees of the Company and our subsidiaries who are responsible for the management, growth, profitability and protection of the business of the Company and our subsidiaries (“Eligible Persons”). The Compensation Committee will select who will receive Awards and the amount and nature of such Awards.
      As of March 3, 2006, 381,000 shares of Common Stock had been issued upon exercise of options granted under the 2004 Plan, options to purchase 7,836,000 shares were outstanding and 1,783,000 shares of Common Stock remained available for future grant. All of such outstanding options were held by employees and consultants. As of March 2, 2006, the fair market value of all shares of Common Stock subject to outstanding options under the 2004 Plan was $9,089,760 based on the closing sale price of $1.16 for the Company’s Common Stock as reported on the American Stock Exchange Composite Tape on such date.
Adjustments on Changes in Capitalisation, Merger or Change of Control
      In the event that our outstanding shares of Common Stock are increased, decreased or changed or converted into other securities by reason of merger, reorganization, consolidation, recapitalization, stock dividend, extraordinary cash dividend or other change in our corporate structure affecting the stock, the number of shares that may be delivered under the 2004 Plan and the number and/or the option price of shares subject to outstanding options and any other Awards under the 2004 Plan may be adjusted at the sole discretion of the Compensation Committee to the extent that the Compensation Committee determines to be appropriate; provided, however, that the number of shares subject to any Awards will always be a whole number, and provided further that, in the case of ISOs, no such adjustment will be authorized to the extent that it would constitute a “modification” as defined in Section 424(h)(3) of the Code or would cause the 2004 Plan to violate Section 422(b)(1) of the Code or any successor provision thereto. The adjusted option price will also be used to determine the amount payable to us upon the exercise of any SARs associated with any option.
Amendment and Termination of the 2004 Plan
      The 2004 Plan will expire on May 17, 2014, but the Board of Directors may terminate the 2004 Plan at any time prior to that date and Awards granted prior to such termination may extend beyond such date. Termination of the 2004 Plan will not alter or impair, without the consent of the optionee or grantee, any of the rights or obligations of any Award made under the 2004 Plan.
      The Board may from time to time alter, amend, suspend or discontinue the 2004 Plan. However, no such action of the Board may alter the provisions of the 2004 Plan so as to alter any outstanding Awards to the detriment of the awardee without such awardee’s consent, and no amendment to the 2004 Plan may be made without stockholder approval if such amendment would materially increase the benefits to the awardees in the 2004 Plan, materially increase the number of shares issuable under the 2004 Plan, reduce below 100% (110% in the case of a 10% Owner) of the fair market value on the date of grant the price per share of which any option may be granted, extend the terms of the 2004 Plan or the period during which options may be granted or exercised or materially modify requirements as to eligibility to participate in the 2004 Plan.
Stock Options
      Option Price. The Compensation Committee shall determine the option price of all NQOs and all ISOs; provided however, that the option price shall not be less than 100% of the fair market value of the Common Stock on the date the option is granted and, provided further, that in the case of an awardee who owns more than 10% of our issued and outstanding stock on the date of grant, the option price of an ISO shall be at least 110% of the fair market value of the Common Stock on the date the option is granted. The aggregate fair market value of the Common Stock with respect to which an ISO is exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.
      Option Term. The Compensation Committee shall determine the expiration date of each Option; provided, however, that no ISO shall be exercisable after the expiration of five years and one day from the date the option was granted, unless the Option term is extended by the Compensation Committee but not to extend beyond ten years, and, provided further, that ISOs granted to employees who are 10% owners on the date of grant shall expire no later than five years from the date of grant. Options may terminate earlier as provided elsewhere in the 2004 Plan.
      Exercisability of Options. Stock options shall be exercisable at such time or times as determined by the Committee at or subsequent to the date of grant; provided, however, from and after a Change of Control (as defined in the 2004 Plan) all stock options shall become immediately exercisable to the full extent of the Award. Options granted under the 2004 Plan are subject to provisions regarding acceleration of exercise in the event of a Change of Control, including exercise by officers, directors and 10% owners, and termination of employment due to retirement, death, disability, termination without cause and voluntary termination with our consent.
      Method of Exercise. Options may be exercised, in whole or in part, by giving us written notice of exercise specifying the optionee’s election to purchase shares subject to the options. Upon exercise of Options and payment of the exercise price, we will issue shares out of the amount so authorized under the 2004 Plan. The exercise price of an Option shall be paid for in full (i) with cash (either by certified or bank check), or (ii) at the sole discretion of the Compensation Committee, at the equivalent fair market value of shares of unrestricted Common Stock already owned by the optionee, properly endorsed, or (iii) in the case of NQOs and at the sole discretion of the Compensation Committee, at the equivalent fair market value of restricted Common Stock already owned by the optionee, or deferred stock subject to an Award under our Plans, or (iv) in accordance with other methods determined by the Compensation Committee or the Board. The Compensation Committee may require any person entitled to receive payment in respect of an Award to remit to us, prior to such payment, an amount sufficient to satisfy any federal, state or local tax withholding requirements.
      Unless the Compensation Committee determines otherwise at the time of grant, during the 60-day period after a Change of Control, and only with respect to Options that are unaccompanied by an SAR, each optionee (other than (i) a member of the Compensation Committee or (ii) an optionee who initiated a Change of Control in a capacity other than as one of our officers or directors) has the right to elect, by giving us written notice, to surrender all or part of the Option to us and to receive in cash (in lieu of exercising the Option) an amount equal to the amount by which the fair market value per share of the Common Stock on the date of exercise exceeds the exercise price per share under the Option multiplied by the number of shares of Common Stock granted under the Option as to which such right is exercised.

      However, any officer, director or 10% Owner of our capital stock (collectively, an “Insider”) may only settle such right pursuant to an irrevocable election to settle the right no earlier than six months after the date of such election, provided that the Change of Control transaction was approved by our stockholders (excluding Insider stockholders).
      The fair market value of the Common Stock attributable to any such right associated with an ISO is calculated on the same basis of determining the fair market value on the date of exercise of the ISO. The fair market value of the Common Stock attributable to any such right associated with an NQO is the higher of (i) the highest reported sale price of our Common Stock on the American Stock Exchange (or other exchange or market in which our stock is then being traded) for the 60-day period preceding the Change of Control and (ii) the highest per share price paid in any Change of Control transaction.
      Restrictions on Transferability. The Compensation Committee, in its absolute discretion, may impose such restrictions on the transferability of the Options granted under the 2004 Plan as it deems appropriate. Any such restrictions must be set forth in the Stock Option Agreement with respect to such Options and may be referred to on the certificates evidencing shares issued pursuant to an Award. ISOs may not be transferred by an optionee other than by will or by laws of descent and distribution.
      Effect of Termination of Employment, Death, Retirement or Permanent Disability. Except as hereinafter provided, every Option granted pursuant to the 2004 Plan shall terminate on the earlier to occur of (i) the fixed expiration date set forth in the Option Agreement; and (ii) (a) if an employee ceases to be employed by us by reason of retirement or permanent disability, then 12 months after such cessation of employment, to the extent that the employee was entitled to exercise it on the date of his cessation of employment, or (b) if an employee dies while employed by us or within 18 months of his termination of employment by reason of retirement or permanent disability, then by his legal representative at any time within 18 months after his death in the event the optionee died while employed by us or within 18 months of his death in the event the optionee died after retirement or permanent disability, or (c) a date determined by the Compensation Committee. After the date of such termination, such Option exercises may only be made for the full number of shares subject to the Option.
      If an optionee’s relationship or employment by us terminates for any reason other than death, permanent disability or retirement, every Option granted to the optionee pursuant to the 2004 Plan shall terminate effective as of the termination date. If such employment is terminated by our action (other than for reason of willful violation by the optionee of our rules), or by voluntary resignation of the optionee, in either case within six months following a Change of Control, Options held by such optionee may be exercised in full until the earlier of their expiration in accordance with their terms and three months and one day from such termination, or at the discretion of the Compensation Committee. Transfers of employees among our affiliates and authorized leaves of absence are not deemed terminations of employment.
      If an optionee holding ISOs does not exercise the Option within three months after termination of such optionee’s employment (one year if such optionee’s employment was terminated due to disability) the Option shall cease to be an ISO and shall be treated as an NQO for federal income tax purposes. In the event that an optionee’s employment is terminated by reason of such optionee’s death any ISOs shall continue to be treated as ISOs regardless of when they are exercised.
      Option Buyout or Repricing. The Compensation Committee may at any time offer to repurchase an Option or to reprice an Option (other than outstanding ISOs and subject to the receipt of shareholder approval if required under the 2004 Plan, stock exchange requirements or under Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), based on such terms and conditions as the Compensation Committee shall establish at the time of such offer.
Stock Appreciation Rights
      Grant and Exercise. SARs enable a recipient to profit immediately from the disparity between the exercise price of the option and the fair market value of the stock. SARs may be granted as part of an Award (i) in the case of an NQO, at the time of the grant or thereafter, and (ii) in the case of an ISO, at the time of the grant only. SARs generally terminate upon the exercise of the related option and, unless exercised in connection with the death or permanent disability of the participant, are subject to the exercise conditions imposed on Insiders by Section 16 of the Securities Exchange Act of 1934, as amended. SARs granted in connection with ISOs may be exercised only when the market price of the stock subject to the ISO exceeds the option price of the ISO.
      Method of Exercise. Upon exercise of the SAR, the optionee shall receive in cash or stock, as determined by the Compensation Committee, the difference between the fair market value of the stock at the time of exercise and the exercise price of the option, multiplied by the number of shares in respect of which the SAR has been exercised. However, for sixty days following a Change of Control, an SAR unaccompanied by an ISO shall be valued at the higher of (a) the highest reported sales price on the AMEX (or in such other market as our stock may then be traded) and (b) the highest price paid per share of our stock in such Change of Control transaction.
Restricted Stock, Deferred Stock and Other Stock Based Awards
      Grant. The Compensation Committee may, at its discretion, award to a recipient either restricted stock, deferred stock or other stock based awards (collectively, the “Stock Awards”). The Stock Awards will be evidenced by an agreement and provide that the stock subject to the Stock Award is not transferable for a specified period, or, in the case of an Award of deferred stock, not issuable for a specified period. In the case of a deferred stock Award, the Compensation Committee may require a minimum payment at the end of the restrictive period or completion of a specified performance period and, in the event of a Change of Control, Stock Awards will be immediately issued to the recipient. Each recipient of a Stock Award will be a stockholder and have all the rights of a stockholder with respect to such shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such shares. Subject to the provisions of the 2004 Plan and each agreement, each recipient of the Stock Award will be entitled to receive currently or on a deferred basis, interest or dividends, or equivalents thereof, with respect to such Award and the Compensation Committee may provide that such amounts shall be deemed to be reinvested in additional stock or otherwise reinvested. Any stock based Award shall be issued for no cash consideration and any underlying securities of such Award shall be priced at no less than 50% of the fair market value of the stock on the date of grant.
      If the recipient of a Stock Award ceases to be an employee for any reason, then the Stock Award is subject to forfeiture, except as provided in the particular agreement and except as such forfeiture may be waived by the Compensation Committee when it, at its discretion, determines that such waiver is in our best interests.
      In the event of an awardee’s retirement, permanent disability or death, or in cases of special circumstances, the Compensation Committee may waive any or all of the remaining restrictions and limitations imposed under the 2004 Plan with respect to any Stock Awards.
      Restrictions on Transferability. Shares of restricted stock and deferred stock Awards may not be sold, exchanged, transferred, pledged, hypothecated, or otherwise disposed of until such time as the stated restrictions, or deferral period, as the case may be, lapse. The Compensation Committee, at its absolute discretion, may impose such restrictions on the transferability of the Stock Awards granted in the 2004 Plan as it deems appropriate. Any such restrictions shall be set forth in the Stock Option Agreement with respect to such Stock Awards and may be referred to on the certificates evidencing shares issued pursuant to any such Stock Award. Shares of restricted stock will be evidenced by a certificate that bears a restrictive legend.
U.S. Federal Income Tax Consequences of the 2004 Plan
      The following discussion is a summary of the U.S. Federal income tax consequences to recipients of Awards and to us with respect to Awards granted under the 2004 Plan. The 2004 Plan is not qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended.
      Incentive Stock Options (ISOs). No income is generally recognized by an optionee when an ISO is granted or exercised. If the stock obtained upon exercise of an ISO is sold more than one year after exercise and two years after grant, the difference between the option price and the amount realized on the sale will be treated as long-term capital gain. We are not entitled to a deduction as a result of the grant or exercise of an ISO or the sale of the stock acquired upon exercise thereof if the stock is held by the optionee for the requisite periods.

      If, however, the stock acquired upon exercise of an ISO is sold less than one year after exercise or less than two years after grant, the lesser of (i) the difference between the fair market value on the date of exercise and the option price or (ii) the difference between the amount realized on the sale and the option price will be treated as ordinary income, and we will be entitled to a corresponding deduction. The excess of the amount realized on the sale over the fair market value on the date of exercise, if any, will be treated as long-term or short-term capital gain, depending on the length of time the stock is held.
      The excess of the fair market value of the stock over the option price on the date of exercise of an ISO will constitute an adjustment for alternative minimum tax purposes which may result in the optionee being subject to the alternative minimum tax.
      Nonqualified Stock Options (NQOs). No income is recognized by an optionee when an NQO is granted. Except as described below, upon exercise of an NQO an optionee is treated as having received ordinary income at the time of exercise in the amount equal to the difference between the option price paid and the then fair market value of the Common Stock acquired. We will be required to withhold tax thereon and will be entitled to a deduction at the same time and in an amount corresponding to such difference. The optionee’s basis in the Common Stock acquired upon exercise of an NQO will be equal to the option price plus the amount of ordinary income recognized, and any gain or loss thereafter recognized upon disposition of the Common Stock is generally treated as capital gain or loss.
      $100,000 Exercise Limitation for ISOs. If the aggregate fair market value of stock (determined at the date of grant) with respect to which ISOs granted after December 31, 1986 become exercisable, whether by passing of an anniversary date, acceleration or otherwise, during any one calendar year exceeds $100,000, the excess will be treated for tax purposes as NQOs, with options being taken into account therefor in the order of grant.
      Payment with Common Stock. The 2004 Plan allows an optionee to deliver Common Stock that such optionee already owns in payment of the option price. For any shares of Common Stock so exchanged, an amount equal to the fair market value thereof on the date tendered will be credited against the option price. In general, an optionee will not recognize gain with respect to any shares delivered to us in exchange for new shares acquired in the exercise of an Option.
      In the event Common Stock is used to pay the option price for an NQO, gain or loss will not be recognized in connection with such exchange to the extent that the number of shares of stock received on exercise does not exceed the number of shares of stock surrendered. The optionee’s basis in the new shares will be equal to the basis of the stock surrendered and the holding period thereof will include the holding period of the shares exchanged. The fair market value of any additional shares received upon exercise of an NQO in exchange for stock (less any cash or other property paid in connection with the exercise), will constitute compensation to the optionee taxable as ordinary income. The optionee’s basis in these additional shares will be equal to the amount of compensation included in income plus any cash or value of other property paid upon exercise, and the holding period therefor will begin on the date of the exchange.
      In the event Common Stock is used to pay the option price for an ISO, gain or loss normally will not be recognized in connection with such exchange. To the extent that the number of shares of stock received on exercise does not exceed the number of shares surrendered, proposed Treasury Regulations provide that the optionee’s basis in these shares will be equal to the basis of the stock surrendered and, except as provided below, has the same holding period as the stock surrendered. To the extent the optionee receives a number of shares in excess of the number of shares surrendered, the optionee’s basis in such additional shares will be zero (plus any gain recognized and any cash paid in connection with the exercise) and the holding period for such additional shares will begin on the date of such exchange.
      If Common Stock acquired upon the exercise of an ISO is delivered in payment of the option price upon the exercise of a second ISO before the stock was held for the requisite holding period, then the stock so delivered will not be eligible for tax-free treatment in the exchange, but instead the optionee generally will be required to recognize ordinary income at the time such stock is delivered as described above under “Incentive Stock Options.”

      There are special complex rules relating to the allocation of basis and the holding period of ISO stock acquired by payment with previously held Common Stock. For example, the disposition of such shares prior to the end of the required holding period may result in a greater portion of the proceeds of disposition being treated as ordinary compensation income than might otherwise be expected.
      Stock Appreciation Rights (SARs). No tax is imposed on an optionee pursuant to a grant of an SAR. Upon exercise of an SAR, the optionee will recognize ordinary income equal to the amount of cash he receives, and we will be entitled to a compensation deduction. SAR payments are wages subject to withholding at the regular withholding rates applicable to the optionee’s salary income. For a salaried optionee, the amount received upon settlement of an SAR is a “supplemental wage payment” subject to a flat 28% withholding obligation.
      Temporary and Proposed Treasury Regulations provide that an alternative right to receive a taxable cash payment for the cancellation or surrender of an ISO does not disqualify the Option as an ISO if the exercise of the right has the same economic and tax consequences as the exercise of the Option followed by the immediate sale of the underlying shares. Accordingly, the grant of an SAR linked to an ISO under the 2004 Plan will not cause the ISO to lose its preferential tax treatment because the SAR will result in the same economic and income tax consequences to the optionee as if the optionee had exercised the ISO and sold the stock received upon exercising the ISO.
      Restricted Stock. Restricted Stock awarded to an Awardee may be subject to any number of restrictions (including deferred vesting, limitations on transfer, and forfeitability) imposed by the Compensation Committee. In general, the receipt of Restricted Stock will not result in the recognition of income by an Awardee until such time as the shares are either not forfeitable or are freely transferable. Upon the lapse of such restrictions, the Awardee will be required to include as ordinary income the difference between the amount paid for the Restricted Stock, if any, and the fair market value of such stock on the date the restrictions lapse and we will be entitled to a corresponding deduction. In addition, any dividends paid with respect to the Restricted Stock prior to the lapse of the restrictions will be treated as compensation income by the Awardee and will be deductible by us. Awardees receiving Restricted Stock Awards may elect to include the value of such stock (less any amounts paid for such stock) as ordinary income at the time the Award is made. Awardees making this election would treat any gain or loss realized on a sale of the Restricted Stock as capital gain or loss, but would not be entitled to any loss deduction if they forfeited the Restricted Stock pursuant to the restrictions imposed by the Compensation Committee.
      Deferred Stock. Deferred Stock awarded to an Awardee will not be delivered to the Awardee until after a specified period of time (the “Deferral Period”). Upon delivery of the shares after the Deferral Period, the Awardee may be required to make a minimum payment for the shares and/or the shares may be subject to restrictions similar to those imposed on Restricted Stock Awards. In general, an Awardee will be required to include the Deferred Stock Award as compensation income (and we will receive a deduction) at the earliest time such shares have been delivered and are freely transferable or are no longer subject to a substantial risk of forfeiture. The amount of compensation income (and our deduction) will be the difference between the amount paid for the Deferred Stock, if any, and the fair market value of the Deferred Stock at the time such restrictions lapse. Any dividends paid with respect to the Deferred Stock prior to the time that the Awardee has included such stock as compensation income will be treated as additional compensation income and will be deductible by us. Awardees receiving a Deferred Stock Award may elect to include the value of such stock (less any amount paid for such stock) as compensation at the time the Award is made. Awardees making this election would treat any gain or loss realized on a sale of the Deferred Stock as capital gain or loss, but would not be entitled to any loss deduction if they forfeited the Deferred Stock pursuant to the restrictions imposed by the Compensation Committee.
      Other Stock Based Awards. The Compensation Committee may issue other stock based Awards, including performance shares and convertible debentures. These Awards may be subject to such restrictions as may be imposed by the Compensation Committee. In general, Awardees receiving such Awards will be required to include the fair market value of the Award in income as additional compensation on the date that the Award becomes freely transferable or is no longer subject to a substantial risk of forfeiture, and we will be entitled to a corresponding deduction.

      In view of the complexity of the tax aspects of transactions involving the grant and exercise of ISOs, NQOs, and SARs, and the receipt and disposition of shares of Common Stock in connection with those and other Awards under the 2004 Plan, and because the impact of taxes will vary depending on individual circumstances, each Awardee receiving an Award under the 2004 Plan should consult their own tax advisor to determine the tax consequences in such Awardee’s particular circumstances.
      Cap on Company Deductions for Certain Compensation. Under Section 162(m) of the Code, certain compensation payments in excess of $1 million are subject to a cap on deductibility by the Company. The limitation on deductibility applies with respect to that portion of a compensation payment for a taxable year in excess of $1 million to either the chief executive officer of the corporation or any one of the other four highest paid executives. Certain performance-based compensation is not subject to the cap on deductibility. Although certain stock-based compensation can qualify for this performance-based exception, Awards granted under the 2004 Plan do not qualify.
      A summary of the equity compensation plans adopted by the Company as at December 31, 2005 is set forth in the section entitled “Executive Compensation-Equity Compensation Plans” below.
MANAGEMENT OF THE COMPANY
      The members of the Board of Directors and the Executive Officers of the Company are identified below:

Name	Age	Positions Held

David Robson	48	Chairman of the Board, Chief Executive Officer and President

Vincent McDonnell	47	Director, Chief Operating and Chief Commercial Officer

Richard Battey	53	Chief Financial Officer

Liz Landles	45	Corporate Secretary and Executive Vice President

Michael Ayre(1)	49	Director

Russ Hammond(1)(2)	64	Director

Nils N. Trulsvik(1)(2)	57	Director

(1)	Member of Audit Committee.

(2)	Member of Compensation Committee.
Executive Officers and Directors
      Dr. David Robson, a resident of Guernsey, was elected a Director, Chairman of the Board and Chief Executive Officer of the Company on July 15, 1998 and subsequently President and Chief Executive Officer, being reappointed Chairman on November 21, 2002. He has also served as a Director, Chairman of the Board and Chief Executive Officer of the Company’s subsidiary, CanArgo Oil & Gas Inc., since July 1997, as President of CanArgo Oil & Gas Inc.’s subsidiary, Ninotsminda Oil Company Ltd, since 1996, and as Chairman and Managing Director and sole owner of Vazon Energy Limited, a company which provides consulting services to the energy industry, since March 1997. From April 1992 until July 1993, Dr. Robson was General Manager of JP Kenny/ Intershelf Oil & Gas Resources, from July 1993 until December 1993, Operations Director of JP Kenny Exploration and Production Limited (“JP Kenny”), from December 1993 until November 1994, Managing Director, JP Kenny, and from November 1994 until March 1997, Dr. Robson was Chief Executive Officer of the London Stock Exchange listed company, JKX Oil & Gas plc. Prior to this he was employed in technical and commercial positions in Britoil plc, Hamilton Oil and Mobil. In June 2003 Dr. Robson was awarded with the Order of Honour for services to the Georgian hydrocarbon extraction industry. He holds a B.Sc. (Hons) degree in Geology, a Ph.D. in Geochemistry and an MBA. Dr. Robson devotes substantially all of his time to the Company.
      Vincent McDonnell, a resident of the United Kingdom, was elected a Director of the Company on May 2, 2003. He served the Company as Chief Financial Officer from September 23, 2002 to May 6, 2005 and since

May 6, 2005 has held the position of Chief Operating Officer. Prior thereto, he served the Company as Chief Commercial Officer from April 2001 and Commercial Manager from December 2000. Prior to joining the Company, he was an independent oil and gas consultant from May 1999 until October 2000. From 1994 until April 1999, Mr. McDonnell served as Commercial Manager of JKX Oil & Gas plc. Prior to 1994, Mr. McDonnell worked in various business, commercial and technical roles with a number of companies, including Mobil and Britoil plc. He holds a B.Sc (Hons.) degree in Geology, an M.Sc. degree in Geophysics and an MBA.
      Richard Battey, a resident of Guernsey, was appointed Chief Financial Officer on May 6, 2005. Prior to joining the Company Mr. Battey served as Finance and Administrative Director of Schroders (C.I.) Limited from April 1994. Previously Mr. Battey worked for Schroder Investment Management Limited in London. Mr. Battey is a qualified Chartered Accountant and is a member of the Institute of Chartered Accountants in England and Wales. He holds a B.A. degree in Economics.
      Liz Landles, a resident of Guernsey, was appointed Corporate Secretary on August 1, 2002, having served as Assistant Corporate Secretary of the Company since December 2000. Mrs. Landles also acts as the Company’s Administration Manager and is responsible for organising the Company’s administrative activities. Mrs. Landles has worked for the Company since October 1997, principally in an administrative role and as a Director of some of the Company’s subsidiaries. She was confirmed as Executive Vice President in November 2005. She holds an Advanced Diploma of Business Administration and is a Fellow of The Institute of Business Administration (FInstBA).
      Michael Ayre, a resident of Guernsey, was elected a Director of the Company on March 5, 2004. He is currently Managing Director of Mees Pierson Reads, a trust management and financial advisory company. He was previously employed from 1983 to 1987 in the London office of Touche Ross & Co (now Deloitte), and the Guernsey office from 1981 to 1983 of Peat Marwick Mitchell (now KPMG). Mr. Ayre is a member of the Chartered Association of Certified Accountants and the Chartered Institute of Taxation. He was formerly a non-employee director of Woolwich Guernsey Limited and is currently a non-employee director of the Guernsey subsidiaries of Unigestion, a Swiss fund management group.
      Russ Hammond, a resident of the United Kingdom, was elected a Director of the Company on July 15, 1998. He has also served as a Director of the Company’s subsidiary, CanArgo Oil & Gas Inc., since June 1997. Although retired, Mr. Hammond has over the past five years been an investment advisor to Provincial Securities Limited, a private investment company. Mr. Hammond has been Chairman of Terrenex Acquisition Corporation, an oil and gas and joint venture company, since 1992 and a Non Executive Director of Questerre Energy Inc., an oil and gas exploration and production company, since 2000. In June 2003 Mr. Hammond was awarded with the Order of Honour for services to the Georgian hydrocarbon extraction industry.
      Nils N. Trulsvik, a resident of Norway, was elected a Director of the Company on August 17, 1994. He served the Company as President and Chief Executive Officer from February 1997 to July 1998 and from November 1994 to March 1995; and as Executive Vice President from March 1995 to February 1997 and from September 1994 until November 1994. Mr. Trulsvik served as the Chief Executive Officer of Force Petroleum Limited from January 1999 to May 2005. Since May 2005 Mr. Trulsvik has been Managing Director of Interoil Exploration & Production ASA, an oil and gas exploration and production company operating principally in South America. Mr. Trulsvik is a petroleum explorationist with extensive experience in petroleum exploration and development throughout the world. Prior to joining the Company, he held various positions with Nopec a.s., a Norwegian petroleum consultant group of companies of which he was a founder, including Managing Director from 1987 to 1993 and Special Advisor from 1993 to August 1994.
      The current term of office of all of the Company’s directors expires at the 2006 Annual Meeting. A majority of the independent directors has nominated all five persons to be elected directors at the Annual Meeting to hold office until the Annual General Meeting of stockholders in 2007 and until their successors are elected and qualified. All directors will hold office until the Annual Meeting of stockholders at which their terms expire and the election and qualification of their successors.
      There are no family relationships among any of the Company’s directors or executive officers.

BOARD MEETINGS AND COMMITTEES
      During fiscal 2005, the Company’s Board of Directors met four times. The Board of Directors has standing Audit and Compensation Committees. The Audit Committee met five times, and the Compensation Committee met four times during fiscal 2005. Each member of the Board attended 75% or more of the Board meetings, and each member of the Board who served on either the audit or compensation committee attended at least 75% of the committee meetings.
      Audit Committee. The Audit Committee is currently comprised of Messrs. Ayre, Hammond and Trulsvik. All of the members of the Audit Committee are independent within the meaning of SEC regulations and the listing standards of the AMEX. Mr. Ayre, the Chairman of the Committee, is qualified as an “audit committee financial expert” within the meaning of SEC regulations and the Board has determined, in the exercise of its business judgment, that he has accounting and related financial management expertise within the meaning of the listing standards of the AMEX. The Audit Committee, among other responsibilities, recommends the hiring of our independent auditors, reviews the functions of management and our independent auditors pertaining to our audits and the preparation of our financial statements and performs such other related duties and functions as are deemed appropriate by the Audit Committee.
      Compensation Committee. The Compensation Committee currently consists of Messrs Trulsvik (Chairman) and Hammond. The Board has determined that all members of the Compensation Committee are independent directors under the AMEX Listing Standards. The Compensation Committee administers the Company’s benefit plans, reviews and administers all compensation arrangements for executive officers, and establishes and reviews general policies relating to the compensation and benefits of our officers and employees.
DIRECTOR NOMINATION
      General. The Board does not have a nominating committee. The functions of the nominating committee are performed by a majority of the independent directors who consider candidates for Board membership suggested by Board members, as well as management and stockholders and make recommendations for the Board’s selection. The Board may also retain a third-party executive search firm from time to time if it believes such engagement is advisable in order to identify suitable candidates.
      Stockholder Nominees. A stockholder who wishes to recommend a prospective nominee for the Board should notify any independent director in writing with whatever supporting material the stockholder considers appropriate, including (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the Proxy Statement as a nominee and to serving as a director (if elected)); (b) the names and addresses of the stockholders making the nomination and the number of shares of the Company’s Common Stock which are owned beneficially and of record by such stockholders; and (c) appropriate biographical information and a statement as to the qualification of the nominee. A stockholder nomination should be submitted in the timeframe described in the Bylaws of the Company.
      Process for Identifying and Evaluating Nominees. Once the independent directors have identified a prospective nominee, the Board makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on the information provided to the Board with the recommendation of the prospective candidate, as well as the Board’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or to expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors described below. If the Board determines, in consultation with the independent directors and other Board members as appropriate, that additional consideration is warranted, it may request the third-party search firm to gather additional information about the prospective nominee’s background and experience and to report its findings to the Board. The Board then evaluates the prospective nominee against the following standards and qualifications, including:

•	the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board;

•	the prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards;

•	the prospective nominee’s standards of integrity, commitment and independence of thought and judgment; and;

•	the extent to which the prospective nominee helps the Board reflect the diversity of the Company’s stockholders, employees, customers and communities in which the Company operates.
      The Board also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee and technical expertise and the evaluations of other prospective nominees. In connection with this evaluation, the Board determines whether to interview the prospective nominee, and if warranted, one or more members of the Board, and others, including members of management, as appropriate. After completing this evaluation and interview, the Board determines the nominees after considering the recommendations and views of the directors and others as appropriate. The Board has adopted resolutions addressing the nominations process and such related matters as may be required under U.S. federal securities laws and the rules of The American Stock Exchange, Inc (the “AMEX”) and the Oslo Stock Exchange. A copy of the resolutions is available on the Company’s website (www.canargo.com).
      The Company has never received a proposal from a stockholder to nominate a director. Although the Company has not adopted a formal policy with respect to stockholder nominees, the directors expect that the evaluation process for a stockholder nominee would be similar to the process outlined above.
      Process for Determining which Directors are Considered Independent. On April 21, 2004, the Company’s Common Stock began trading on the AMEX. In connection with its Common Stock listing, the Company became subject to the new listing standards adopted by the AMEX. The full text of the AMEX requirements can be found on its website (www.amex.com).
      Pursuant to the AMEX requirements, the Board undertook its annual review of director independence in January 2006. During this review, the Board considered transactions and relationships between each director or any member of his immediate family and the Company and its subsidiaries and affiliates, including those reported under “Certain Relationships and Related Transactions” below. The Board also examined transactions and relationships between directors or their affiliates and members of the Company’s senior management or their affiliates. As provided in the AMEX requirements, the purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent.
      As a result of this review, the Board affirmatively determined that, other than David Robson and Vincent McDonnell, all of the directors nominated for election at the Annual Meeting are independent of the Company and its management under the standards set forth in the requirements of the AMEX. In addition, as further required by the AMEX listing standards, the Board has made an affirmative determination as to each independent director that no material relationships exist between any non-employee director and the Company which, in the opinion of the Board, would interfere with the exercise of their independent judgment. David Robson and Vincent McDonnell are considered inside directors because of their employment as senior executives of the Company. We provide additional information regarding Mr. Hammond under “Certain Relationships and Related Transactions” below.
      Board Nominees for the 2006 Annual Meeting. Each of the nominees listed in this Proxy Statement are current directors standing for re-election.
COMMUNICATIONS WITH DIRECTORS
      Stockholders and other parties interested in communicating directly with the non-employee directors as a group may do so by writing to: Nils N. Trulsvik c/o Corporate Secretary, CanArgo Energy Corporation, PO Box 291, St. Peter Port, Guernsey, GY1 3RR, British Isles in an envelope marked “Confidential”. The Corporate Secretary of the Company will promptly forward to Mr. Trulsvik all such correspondence. In addition, if you wish to communicate generally with the Board you may do so by writing to: Corporate Secretary, CanArgo Energy Corporation, PO Box 291, St. Peter Port, Guernsey, GY1 3RR, British Isles. The Corporate Secretary of the Company reviews all such non-confidential correspondence and regularly forwards to the Board a summary of all correspondence as well as copies of all correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or its Committees or that she otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the Board and request copies of any such non-confidential correspondence.
      Any shareholder and employee may submit at any time a good faith complaint regarding any questionable accounting, internal controls or auditing matters concerning the Company without fear of dismissal or retaliation of any kind. All such complaints are immediately brought to the attention of the Company’s internal audit department and handled in accordance with procedures established by the Audit Committee with respect to such matters. Confidential, anonymous reports may be made by writing to the Chair of the Audit Committee, c/o Corporate Secretary, CanArgo Energy Corporation, PO Box 291, St. Peter Port, Guernsey, GY1 3RR, British Isles, in an envelope marked “Confidential”.
      The Company has a policy of encouraging all directors to attend the annual stockholder meetings. All five of our directors attended the 2005 annual meeting.
DIRECTOR COMPENSATION
      Base Compensation. In 2005 the Company paid directors’ fees to the non-employee directors on an adjusted quarterly basis at a rate of $77,400 per year plus $1,720 for each meeting of the Audit Committee that they attend (using an exchange rate of £1 = $1.720 as at December 31, 2005 (as quoted on www.oanda.com)). The Company also reimburses ordinary out-of-pocket expenses for attending Board and Committee meetings. Directors who are also employees of the Company receive no additional compensation for service as a director. The Company does not provide retirement benefits to directors under any current program.
      Options. Each non-employee director that was serving in 2005 received options to purchase 75,000 shares of the Company’s Common Stock in fiscal 2005. Each option grant, vesting over two years in three equal tranches with the first tranche vesting immediately and having a seven-year term, permits the holder to purchase shares at $1.00 per share, which exceeded their fair market value on the date of grant, which was $0.86. Unless the termination is by reason of the death, retirement or permanent disability of the optionholder, all of these options must be exercised within 3 months of termination, but in no event longer than the original expiration date of the option.
      The following table shows the compensation paid to all persons who were non-employee directors, including their respective affiliates, during the fiscal year ended December 31, 2005:

	Directors’ Fees and		Consulting
	Other Compensation		Payments
Name	$		$	Options Granted

Russ Hammond	84,294	(1)	—	75,000

Nils N. Trulsvik	84,294	(1)	—	75,000

Michael Ayre	80,853	(1)	—	75,000

(1)	Using December 31, 2005 exchange rate of £1 = $1.720 (as quoted on www.oanda.com).

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
      During 2005, the Company’s Compensation Committee consisted of Nils N. Trulsvik and Russ Hammond, both currently non-employee directors. See Section entitled “Certain Relationships and Related Transactions” below.
CODE OF BUSINESS CONDUCT AND ETHICS
      The Company has adopted a written Code of Business Conduct and Ethics, which sets forth the Company’s standards of expected business conduct and which is applicable to all employees, including the Chief Executive Officer, the principal Financial Officer, principal accounting officer or controller, and persons performing similar functions (each a “Principal Officer”), as well as the directors of the Company. This Code of Business Conduct and Ethics is filed as Exhibit 14.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended 2004, filed with the Securities and Exchange Commission. A copy of the Company’s Code of Business Conduct and Ethics is available on the Company’s website (www.canargo.com). The Company intends to post amendments to or waivers from its Code of Business Conduct and Ethics (to the extent applicable to or affecting any Principal Officer or director) at this location on its website.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
      Dr. David Robson, Liz Landles and Richard Battey each provide all of their services to the Company through Vazon Energy Limited, of which Dr. Robson is the Chairman and Managing Director. See “Executive Compensation — Employment Agreements and other Arrangements” below for a description of Vazon Energy Limited’s agreement with the Company.
      Mr. Russ Hammond, a non-employee director of the Company, is also an Investment Advisor to Provincial Securities Limited who became a minority shareholder in the Norio and North Kumisi (Block XIc) Production Sharing Agreement through a farm-in agreement to the Norio MK72 well. On September 4, 2003 the Company concluded a deal to purchase Provincial Securities Limited’s minority interest in CanArgo Norio Ltd by a share swap for shares in the Company. The purchase was achieved by issuing 6 million restricted Common Shares in the Company to the minority interest holders in CanArgo Norio Ltd. Of the interests in CanArgo Norio Ltd, Provincial Securities Limited owned 4% and received 2,234,719 shares of the Company’s Common Stock. Provincial Securities Limited also had an interest in Tethys Petroleum Investments Limited (“Tethys”), a company which was established to develop potential projects in Kazakhstan, until June 2005 when the Company acquired the 55% interest in Tethys which it did not own. Mr. Hammond did not receive any compensation in connection with these transactions and disclaims any beneficial ownership of Provincial Securities Limited or of any shares of the Company’s common stock owned by Provincial Securities Limited. Mr. Julian Hammond, Mr. Hammond’s son, is employed by the Company as an independent consultant holding the position of Investor Relations Manager at an annual salary of £85,000 Pounds Sterling (£) and has been awarded an aggregate of 590,000 options to purchase shares of Common Stock under our Stock Option Plans at a weighted average exercise price of $0.38. Mr. Hammond disclaims ownership of his son’s shares.
      Transactions with affiliates or other related parties including management of affiliates are to be undertaken on the same basis as third party arms-length transactions. Transactions with affiliates and other related parties are reviewed and voted on by the Board with any potential related parties absent from such discussions or votes.

EXECUTIVE COMPENSATION
      The following tables and descriptive materials set forth information concerning compensation earned for services rendered to the Company and its subsidiaries by the Chief Executive Officer (the “CEO”) and the Company’s next three most highly compensated executive officers for the Company’s fiscal years 2005, 2004 and 2003. Collectively, together with the CEO, these are the “Named Officers”.

		Annual Compensation
						All Other
						Compensation
		Salary(6)				(5,6)
					Securities
		GBP		Bonus	Underlying	GBP
Name and Principal Position	Year	(£)	$ Equiv	$	Options/SARs	(£)	$ Equiv

David Robson	2005	225,000	365,560	—	2,800,000	19,125	32,900
Chairman, President &	2004	175,000	337,225	150,000	3,500,000	15,750	30,350
Chief Executive Officer(1)	2003	150,000	266,775	17,573	3,000,000	13,500	24,010

Vincent McDonnell	2005	162,500	279,546	—	1,410,000	14,625	25,159
Executive Director, Chief	2004	140,000	269,780	150,000	1,200,000	12,600	24,280
Operating Officer and Chief Commercial Officer(2)	2003	120,000	213,420	—	600,000	10,800	19,207

Liz Landles	2005	102,500	176,329	—	700,000	9,225	15,870
Corporate Secretary and	2004	73,625	141,875	75,000	610,000	6,626	12,769
Executive Vice President(3)	2003	57,000	101,374	—	200,000	5,130	9,124

Richard Battey	2005	80,000	137,623	—	555,000	7,200	12,386
Chief Financial Officer(4)	2004	—	—	—	—	—	—
	2003	—	—	—	—	—	—

(1)	Dr. Robson, Chairman and Chief Executive Officer, has served the Company since July 15, 1998 and provides services to the Company through Vazon Energy Limited.

(2)	Mr. McDonnell has served as Chief Commercial Officer since April 1, 2001. Prior to that, he served as Commercial Manager from December 1, 2000. From September 18, 2002 until May 6, 2005 he was Chief Financial Officer of the Company. On May 6, 2005, he was appointed as Chief Operating Officer. On May 2, 2003 he was appointed Director.

(3)	Mrs. Landles has served as Company Secretary since August 1, 2002 and as Executive Vice President since November 8, 2005.

(4)	Mr. Battey was appointed as Chief Financial Officer on May 6, 2005 and provides services to the Company through Vazon Energy Limited.

(5)	Primarily the Company’s contributions to or accruals with respect to non-Company sponsored individual retirement and pension plans.

(6)	Salaries and Other Compensation, excluding bonuses, were paid in UK Pounds Sterling (“GBP”). Bonuses were paid in US Dollars ($). Exchange rates used to convert from GBP to $ used were as follows; for 2003 the year end rate of 1 GBP = $1.778, for 2004 the year end rate of 1 GBP = $1.927 and for 2005 the year end rate of 1 GBP = $1.720.
      On May 6, 2005, Mr. Richard Battey was employed by the Company as its Chief Financial Officer at a base salary of £120,000 per annum. Upon commencing his employment, he received a grant of an option to purchase 510,000 shares of the Company’s Common Stock. Each option grant, vesting over 2 years in 3 equal tranches with the first tranche vesting immediately and having a seven-year term, permits the holder to purchase shares at $0.88 per share, which exceeded their fair market value on the date of grant, which was $0.79. All of these options must be exercised within 3 months of termination, but in no event longer than the original expiration date of the option.

Employment Agreements and other Arrangements

Management Services Agreement between CanArgo Energy Corporation and Vazon Energy Limited in relation to the provision of services by Dr. David Robson
      Dr. David Robson serves as Chairman, President and Chief Executive Officer of the Company pursuant to an agreement with Vazon Energy Limited (“Vazon”) of which Dr. Robson is the sole owner, Chairman and Managing Director. Dr. Robson through Vazon has signed a comprehensive Management Services Agreement with a rolling six-month termination notice period and a two-year non-competition clause effective from the date of termination of the agreement.
      Under the terms of the Management Services Agreement, Dr. Robson received during 2005 a base salary of £225,000 which was payable on a monthly basis. Dr. Robson is further entitled to a cash bonus payable at the discretion of the Compensation Committee (or failing that the Company’s Board) upon the occurrence of certain specified events reflecting the value to the Company of such an event. The Management Services Agreement does not contain any provisions in relation to stock options.
      The Management Services Agreement became effective on June 30, 2000 and may be terminated by either party upon 6 months written notice. Other grounds for termination are the liquidation or dissolution of the Company, mutual agreement of the parties to terminate and the occurrence of an Event of Default as defined in the Management Services Agreement. In the event of a “change of control” of the Company, the Company must give Dr. Robson not less than 12 months written notice to terminate the Management Services Agreement. The Management Services Agreement contains a covenant, under which Dr. Robson will not, for a period of two years following the termination of the agreement, directly or indirectly induce any consultant of the Company to terminate their employment, hire by direct approach any consultant of the Company, or in any way interfere with the relationship of the Company and any consultant, agent or representative. Furthermore, for a period of two years from the date of termination of the Management Services Agreement, Dr. Robson is prohibited from directly or indirectly soliciting, diverting or attempting to divert from the Company any Business or related business which is being conducted by the Company pursuant to any contract or extension to any contract being conducted by the Company at that time.
      Under the terms of the agreement, Dr. Robson has a duty not to disclose any confidential information of the Company and he must use such information solely for the benefit of the Company. Dr. Robson has a contractual obligation under this agreement to disclose and deliver to the Company for its exclusive use and benefit any inventions as a direct result of work performed for the Company.
      In terms of benefits, the Company makes a monthly contribution of 9% of base salary to Dr. Robson’s pension requirements. Dr. Robson is also provided with life assurance with death coverage of four times his base salary (excluding any bonus), permanent health insurance and comprehensive BUPA Travel Insurance.
      The Management Services Agreement does not contain any “gross-up” provisions for “excess parachute” payments, severance provisions or provisions requiring Dr. Robson’s nomination to the Board of the Company.

Service Agreement between CanArgo Energy Corporation and Vincent McDonnell
      Vincent McDonnell serves as Chief Operating Officer of the Company pursuant to a Service Agreement dated December 1, 2000. The Service Agreement became effective on December 1, 2000 and may be terminated by either party upon 6 months written notice. The Company is entitled to make a payment to Mr. McDonnell in lieu of notice. The Service Agreement contains “garden leave” provisions.
      Under the terms of the Service Agreement, Mr. McDonnell received during 2005 a base salary of £162,500 which was payable on a monthly basis. The Service Agreement does not contain any provisions in relation to bonus payments and entitled Mr. McDonnell to a one-time grant of 100,000 share options when it when it was originally signed in 2000.
      The Service Agreement contains a restrictive covenant, under which Mr. McDonnell will not during his employment or for a period of 12 months following the termination of his employment (without the prior written consent of the Company) directly or indirectly compete with the Company in the Restricted Area (as defined in the Service Agreement), solicit or induce any critical employee of the Company to terminate their employment, employ or otherwise engage any critical employee in any competing business with the Company or solicit or induce any government body or agency or any third party in the Restricted Area to cease to deal with the Company.
      Under the terms of the Service Agreement, Mr. McDonnell has a duty not to disclose any confidential information of the Company and must use such information solely for the benefit of the Company. Mr. McDonnell has a contractual obligation under his Service Agreement to disclose and deliver to the Company for its exclusive use and benefit any inventions as a direct result of work performed for the Company.
      In terms of benefits, the Company will contribute 9% of Mr. McDonnell’s basic salary into a personal pension. Mr. McDonnell is also provided with life assurance with death coverage of four times his annual salary, permanent health insurance and family health care insurance.
      The Service Agreement does not contain any “gross-up” provisions for “excess parachute” payments, severance payments or provisions requiring Mr. McDonnell’s nomination to the Board of the Company.

Management Services Agreement between Vazon Energy Limited and CanArgo Energy Corporation in relation to the provision of services by Richard Battey
      Richard Battey provides all of his services to the Company as Chief Financial Officer through Vazon, of which he is an employee pursuant to a Service Agreement dated May 6, 2005 between Mr. Battey and Vazon. Vazon provides management services to the Company in accordance with an evergreen Management Services Agreement dated February 18, 2004. Mr. Battey’s Service Agreement is terminable upon three months prior notice unless sooner terminated for cause. Pursuant to the Service Agreement, Mr. Battey is entitled to receive a base salary of £120,000 per year and the Company will make a monthly contribution of 9% of base salary to Mr. Battey’s pension requirements. The Service Agreement does not contain any contractual bonus provisions, although Mr. Battey will be eligible for bonuses at the discretion of the Compensation Committee (or failing that the Company’s Board of Directors). Mr. Battey will be provided with life assurance with death coverage of four times his base annual salary (excluding any bonus), permanent health insurance, PPP Healthcare coverage and comprehensive BUPA Travel Insurance.
      The Management Services Agreement contains customary confidentiality provisions. The Agreement does not contain any “gross-up” provisions for “excess parachute” payments, severance provisions or provisions requiring Mr. Battey’s nomination to the Board of the Company.

Management Services Agreement between CanArgo Energy Corporation and Vazon Energy Limited in relation to the provision of services by Liz Landles.
      Liz Landles provides all of her services to the Company as Corporate Secretary through Vazon, of which she is an employee pursuant to a Service Agreement dated February 18, 2004 between Mrs. Landles and Vazon. Vazon provides management services to the Company in accordance with an evergreen Management Services Agreement dated February 18, 2004. Mrs. Landles’ Service Agreement is terminable upon three months prior notice unless sooner terminated for cause. Pursuant to the Service Agreement, Mrs. Landles receives a base salary of £105,000 per year and the Company will make a monthly contribution of 9% of base salary to Mrs. Landles pension requirements. The Service Agreement does not contain any contractual bonus provisions although Mrs. Landles will be eligible for bonuses at the discretion of the Compensation Committee. Mrs. Landles will be provided with life assurance with death coverage of four times her annual salary, permanent health insurance and PPP Healthcare coverage.
      The Agreement contains customary confidentiality provisions. The Agreement does not contain any “gross-up” provisions for “excess parachute” payments, severance provisions or provisions requiring Mrs. Landles’ nomination to the Board of the Company.

Equity Compensation Plans
      The following is a brief summary of our four existing equity compensation plans and arrangements: the 1995 Long-Term Incentive Plan, the CEI Plan, the Special Stock Options and Warrants, and the 2004 Long Term Stock Incentive Plan. The Special Stock Options and Warrants Plan is the only equity compensation plan of the Company that has not been approved by the Company’s stockholders.
      1995 Long-Term Incentive Plan (the “1995 Plan”). The 1995 Plan was approved by the Company’s stockholders at the annual meeting of stockholders held on February 6, 1996. This Plan allows for up to 7,500,000 shares of the Company’s Common Stock to be issued to officers, directors, employees, consultants and advisors pursuant to the grant of stock based awards, including qualified and non-qualified stock options, restricted stock, stock appreciation rights and other stock based performance awards. As of December 31, 2005, options to acquire an aggregate of 1,454,000 shares of Common Stock had been granted under the 1995 Plan and were outstanding of which 1,214,000 shares are currently vested. The 1995 Plan expired on November 13, 2005.
      The Amended and Restated CanArgo Energy Inc. Plan (the “CEI Plan”). The CEI Plan (also known as the CAOG Plan) was adopted by the Company’s Board of Directors on September 29, 1998. All options outstanding under the Plan as of July 15, 1998 were assumed by the Company pursuant to the terms of an Amended and Restated Combination Agreement between the Company and CanArgo Energy Inc. dated February 2, 1998, which was approved by the Company’s stockholders on July 8, 1998. This Plan allowed for up to 1,250,000 shares (of which 988,000 shares were registered) of the Company’s Common Stock to be issued to any director or full-time employee of the Company or a subsidiary of the Company.
      The Company’s Compensation Committee has the authority to determine the number of shares subject to each option, the option price, the expiration date of each option, the extent to which each option is exercisable during the term of the option and the other terms and conditions relating to each such option. As of December 31, 2005, five-year options to acquire an aggregate of 220,000 shares of Common Stock had been granted under the CEI Plan and were outstanding, of which 145,000 shares are currently 100% vested.
      Special Stock Options and Warrants. This plan was created to allow the Company to retain and provide incentives to existing executive officers and directors and to allow retirement of new officers and directors following the Company’s decision to relocate finance and administration functions from Calgary, Canada, to London, England. As of December 31, 2005, special stock options and warrants issued under this plan exercisable for an aggregate of 535,000 shares of Common Stock were outstanding, subject to customary anti-dilution adjustments.
      The Special Stock Options were granted on September 1, 2000 at an exercise price of $1.437 per share. They expired on September 1, 2005 and vested 1/2 on or after March 1, 2001, 1/4 on or after March 1, 2002 and 1/4 on or after March 1, 2003. The exercise period has been extended for serving directors and personnel by the Company’s Board of Directors.
      The Special Stock Purchase Warrants were granted on September 1, 2000 at an exercise price of $1.27. They expired on September 1, 2005 and vested 100% on March 1, 2001. Under the terms of the plan the expiration date of the plan has been extended for serving directors by the Company’s Board of Directors.
      Neither the Special Stock Options nor the Special Stock Purchase Warrants qualify as “Incentive Stock Options” within the meaning of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder. Accordingly, upon exercise, the holders of such options and warrants would be taxed on the same basis as holders of non-qualified stock options.
      2004 Long Term Stock Incentive Plan (the “2004 Plan”). The 2004 Plan was approved by the Company’s stockholders at the annual meeting of stockholders held on May 18, 2004. The 2004 Plan allows for up to 10,000,000 shares of the Company’s Common Stock to be issued to officers, directors, employees, consultants and advisors pursuant to the grant of stock based awards, including qualified and non-qualified stock options, restricted stock, stock appreciation rights and other stock based performance awards. As of December 31, 2005, seven-year options to acquire an aggregate of 7,836,000 shares of Common Stock had been granted under this

2004 Plan and were outstanding, of which 4,044,000 shares were vested at that date. The 2004 Plan will expire on May 17, 2014, although the Board of Directors may terminate the 2004 Plan at any time prior to that date.
Option Grants during the Year Ended December 31, 2005
      The following table sets forth information concerning options granted to the Named Officers who were employed during the year ended December 31, 2005.

					Grant Date
	Number of	% of Total			Present Value(2)
	Securities	Options
	Underlying	Granted to	Exercise		Per
	Options	Employees	Price	Expiration	Share	Total
Name	Granted	in 2005	($)	Date	($)	($)

Richard Battey(1)	510,000	16%	0.88	May 5, 2012	0.68	348,078

David Robson(1)	300,000	10%	1.00	July 27, 2012	0.86	258,000

Vincent McDonnell(1)	210,000	7%	1.00	July 27, 2012	0.86	180,600

Liz Landles(1)	90,000	3%	1.00	July 27, 2012	0.86	77,400

Richard Battey(1)	45,000	1%	1.00	July 27, 2012	0.86	38,700

Vincent McDonnell(1)	300,000	10%	1.42	Nov 30, 2012	0.73	219,000

(1)	All the options vest over two years from the date of issue, 1/3 vesting immediately, 1/3 after 1 year and 1/3 after 2 years.

(2)	The hypothetical value of the options as of their date of grant has been calculated using the Black-Scholes option pricing model, as permitted by SEC rules, based upon a set of assumptions set forth in the following table. It should be noted that this model is only one method of valuing options, and the Company’s use of the model should not be interpreted as an endorsement of its accuracy. The actual value of the options may be significantly different, and the value actually realized, if any, will depend upon the excess of the market value of the Common Stock over the option exercise price at the time of exercise.

			Risk-Free
	Dividend		Interest	Expected
Exercise Price	Yield	Volatility	Rate	Term

$0.88	0.00%	109%	4.09%	7 Years

$1.00	0.00%	119%	4.16%	7 Years

$1.42	0.00%	92%	4.47%	7 Years
      The approach used in developing the assumptions upon which the Black-Scholes valuations were calculated is consistent with the requirements of Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation.”
      Pursuant to the terms of the Company’s various stock option plans, the Compensation Committee may, subject to each plan’s limits, modify the terms of outstanding options, including the exercise price and vesting schedule thereof. These values are not intended to forecast future appreciation of the Company’s stock price. The actual value which an executive officer may realize from his options (assuming that they are exercised) will depend solely on the increase in the market price of the shares acquired through option exercises over the exercise price measured when the shares are sold.

Aggregate Option Exercise and Option Values at December 31, 2005
      The following table sets forth information concerning option exercises and the number and hypothetical value of stock options held by the Named Officers as at December 31, 2005.

			Number of Unexercised		Value of Unexercised
	Number of		Options at		In-the-Money Options at
	Shares	Value	Fiscal Year End(1)		Fiscal Year End ($)
	Acquired	Realized
Name	on Exercise	($)	Exercisable	Unexercisable	Exercisable	Unexercisable

David Robson	1,000,000	1,137,517	2,100,000	700,000	2,100,000	700,000

Vincent McDonnell	300,000	341,255	770,000	640,000	670,000	440,000

Liz Landles	—	—	470,000	230,000	470,000	230,000

Richard Battey	—	—	185,000	370,000	185,000	370,000

(1)	The exercise of stock options is not dependent on performance criteria and may be exercised in full when vested.
      The following table sets forth information concerning equity compensation plans adopted by the Company as of December 31, 2005.

Number of securities
	Number of securities		that remain available for
	to be issued		future issuance under
	upon exercise of	Weighted average	equity compensation
	outstanding	exercise price of	plans (excluding
	options, warrants	outstanding options,	securities reflected in
Plan Category	and rights	warrants and rights	column (a))

	(a)	(b)	(c)

Equity compensation plans approved by security holders	9,510,000	$0.75	1,783,667

Equity compensation plans not approved by security holders	535,000	$0.10	—

Total	10,045,000	$0.72	1,783,667

SECURITY OWNERSHIP BY CERTAIN BENEFICIAL HOLDERS
      The following table sets forth information regarding ownership of the Common Stock as of the most recent practicable date or earlier date for information based on filings with the Securities and Exchange Commission by (a) each person known to the Company to beneficially own more than 5% of the outstanding shares of the Common Stock of the Company, (b) each director of the Company, (c) the Company’s Chief Executive Officer and each other executive officer named in the compensation tables appearing later in this Proxy Statement and (d) all directors and executive officers as a group. The information in this table is based solely on statements in filings with the Securities and Exchange Commission or other reliable information. Unless otherwise indicated, each of these shareholders has sole voting and investment power with respect to the shares beneficially owned.
Security Ownership of Certain Beneficial Owners

	Amount and Nature of		Percentage
Name of Beneficial Owner	Beneficial Ownership		of Class

Non-Employee Directors

Nils N. Trulsvik	422,450	(1)	*

Russ Hammond	430,000	(2)	*

Michael Ayre	670,000	(3)	*

Named Executive Officers

David Robson	3,257,760	(4)	1.1%

Vincent McDonnell	1,620,000	(5)	*

Liz Landles	700,000	(6)	*

Richard Battey	555,000	(7)	*

All Directors and Executive Officers as a Group (7 persons)	7,645,210	(8)	2.2%

5% Holders

Black Rock Advisors, Inc	17,292,200	(9)	7.76%
100 Bellevue Parkway
Wilmington, DE 19809

Ingalls & Snyder LLC	22,734,745	(10)	9.4%
61 Broadway
New York, NY 10006

Ingalls & Snyder Value Partners, L.P.	15,555,556	(11)	6.5%
c/o Ingalls & Snyder LLC
61 Broadway
New York, NY 10006
Robert L. Gibson

c/o Ingalls & Snyder LLC	14,614,708	(12)	6.4%
61 Broadway
New York, NY 10006
Thomas L. Gibson

c/o Ingalls & Snyder LLC	16,653,041	(13)	7.1%
61 Broadway
New York, NY 10006

*	Less 1%

(1)	Includes 195,000 shares underlying presently exercisable options.

(2)	Includes 195,000 shares underlying presently exercisable options. Does not include 290,000 shares subject to unexercised stock options awarded to Mr. Julian Hammond, an employee of the Company and Mr. Russ Hammond’s son. Mr. Hammond disclaims ownership of his son’s shares.

(3)	Includes 445,000 shares underlying presently exercisable options.

(4)	Includes 2,100,000 shares underlying presently exercisable options.

(5)	Includes 770,000 shares underlying presently exercisable options.

(6)	Includes 470,000 shares underlying presently exercisable options.

(7)	Includes 185,000 shares underlying presently exercisable options.

(8)	Includes 4,360,000 shares underlying presently exercisable options held by directors and executive officers as a group.

24.1

(9)	Security ownership information for the beneficial owner is taken from the Forms 13G dated February 10, 2006.

(10)	Security ownership information for the beneficial owner is taken from the Form 13G/A filed on January 19, 2006. Figure includes 15,555,556 shares held by Ingalls & Snyder Value Partners, LP, an investment partnership managed under an investment advisory contract by Ingalls & Snyder LLC.

(11)	Security ownership information for the beneficial owner is taken from the Form 13G/A file in January 18, 2006.

(12)	Security ownership information for the beneficial owner is taken from the Form 13G filed in March 7, 2006.

(13)	Security ownership information for the beneficial owner is taken from the Form 13G filed in March 8, 2006.
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
      The following Report of the Compensation Committee and the performance graph included elsewhere in this Proxy Statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report or the performance graphs by reference therein.
      The Compensation Committee of the Board has furnished the following report on executive compensation for fiscal 2005.

The Committee’s Responsibilities
      The Compensation Committee of the Board of Directors is composed entirely of non-employee directors. The Compensation Committee is responsible for setting and administering policies which govern the Company’s executive compensation programs. The purpose of this report is to summarize the compensation philosophy and policies that the Compensation Committee applied in making executive compensation decisions in 2005.

Compensation Philosophy
      The Compensation Committee has approved compensation programs intended to:

•	Attract and retain talented executive officers and key employees by providing total compensation competitive with that of executives employed by companies of similar size, complexity and lines of business;

•	Motivate executives and key employees to achieve strong financial and operational performance;

•	Emphasize performance-based compensation, which balances rewards for short-term and long-term results;

•	Reward individual performance;

•	Link the interest of executives with the interest of stockholders by providing a significant portion of total pay in the form of stock incentives; and

•	Encourage long-term commitment to the Company.
      The Compensation Committee held four meetings during fiscal 2005.

Stock Based Compensation Plans
      At December 31, 2005, stock options and warrants had been issued from the following stock based compensation plans:

•	1995 Long-Term Incentive Plan. Adopted by the Company in February 1996, this plan allows for up to 7,500,000 shares of the Company’s Common Stock to be issued to officers, directors, employees, consultants and advisors. As of December 31, 2005, 1,454,000 options issued under this plan were outstanding;

•	The Amended and Restated CanArgo Energy Inc Plan. Adopted by the Company following the acquisition by the Company of CanArgo Oil & Gas Inc. in 1998, this plan allowed for 1,250,000 shares

25.1

(of which 988,000 were registered) of the Company’s Common Stock to be issued to employees, consultants and advisors. As of December 31, 2005, 220,000 options issued under this plan were outstanding;

•	Special Stock Options and Warrants. Adopted by the Company in September 2000, this plan was created to allow the Company to retain and provide incentives to existing executive officers and directors and to allow recruitment of new officers and directors following the Company’s decision to relocate finance and administrative functions from Calgary, Canada, to London, England. As of December 31, 2005, 535,000 special stock options and warrants issued under this plan were outstanding; and

•	2004 Long Term Stock Incentive Plan. Adopted by the Company in May 2004, this plan allows for up to 10,000,000 shares of the Company’s common stock to be issued to officers, directors, employees, consultants and advisors. As of December 31, 2005, 7,836,000 options issued under this plan were outstanding.

Compensation Methodology
      Each year the Compensation Committee reviews data from market surveys, proxy statements issued by competitors and independent consultants to assess the Company’s competitive position with respect to the following three components of executive compensation:

•	base salary;

•	annual incentives; and

•	long-term incentives.
      The Compensation Committee also considers individual performance, level of responsibility, and skills and experience in making compensation decisions for each executive.

Components of Compensation
      Base Salary: Base salaries for executives are determined based upon job responsibilities, level of experience, individual performance, comparisons to the salaries of executives in similar positions obtained from market surveys, and competitive data obtained from consultants and staff research. The goal for the base pay component is to compensate executives at a level which approximates the median salaries of individuals in comparable positions with comparable companies in the oil and gas industry. The Compensation Committee approves all salary increases for executive officers.
      Long-Term Incentive Compensation: The Compensation Committee has structured long-term incentive compensation to provide for an appropriate balance between rewarding performance and encouraging employee retention. Long-term incentives are granted primarily in the form of stock options. The purpose of stock options is to align compensation directly with increases in shareholder value. The number of options granted is determined by reviewing survey data to determine the compensation made to other executives and management employees in comparable positions with comparable companies in the oil and gas sector. In determining the number of options to be awarded, the Compensation Committee also considers the grant recipient’s qualitative and quantitative performance, the size of stock option awards in the past, and expectations of the grant recipient’s future performance.
      In 2005, the Compensation Committee approved the grant of a series of new stock options to a broad range of employees and officers. The stock option awards were granted under the various available Company plans.

Compliance with Section 162(m) of the Internal Revenue Code
      Under Section 162(m) of the Internal Revenue Code, the Company may not deduct annual compensation in excess of $1 million paid to certain employees; generally its Chief Executive Officer and its four other most highly compensated executive officers, unless that compensation qualifies as performance-based compensation. While the Compensation Committee intends to structure performance-related awards in a way that will preserve the maximum deductibility of compensation awards, the Compensation Committee may from time to time approve awards which would vest upon the passage of time or other compensation which would not result in qualification of those awards as performance-based compensation. It is not anticipated that compensation realized by any executive officer under the Company’s plans and programs now in effect will result in a material loss of tax deductions.

Compensation of the Chief Executive Officer
      The Compensation Committee annually reviews the compensation of the Chief Executive Officer. The Chief Executive Officer participates in the same programs and receives compensation under the same programs as other executives. However, the Chief Executive Officer’s compensation reflects the greater policy and decision-making authority that the Chief Executive Officer holds and the higher level of responsibility he has with respect to the strategic direction of the Company and its financial and operating results. For 2005, the components of Dr. Robson’s compensation were:

•	Base Salary: After considering the Company’s overall performance and competitive practices, and the signing of a new contract, the Compensation Committee approved a base salary of £225,000 for Dr. Robson, effective April 1, 2005.

•	Performance Bonus: There is no defined Short-Term Incentive scheme for the Chief Executive Officer, and any bonus is at the discretion of the Compensation Committee. Under Dr. Robson’s previous contract a quarterly Short-Term Incentive scheme was in place. This was replaced by a discretionary scheme in his new contract.
      It is the Compensation Committee’s intention that, when taken together, the components of Dr. Robson’s pay, including base salary, performance, annual incentives, short-term incentive opportunity and long-term incentives, will result in compensation which approximates compensation paid by companies of similar size in the same industry.
      This report has been provided by the Compensation Committee.
Nils N. Trulsvik, Chairman.
Russ Hammond
REPORT OF THE AUDIT COMMITTEE
      The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.
      The Audit Committee of the Board of Directors is responsible for the review and oversight of the Company’s performance with respect to its financial responsibilities and the integrity of the Company’s accounting and reporting practices. The Audit Committee, in its capacity as a Committee of the Board of Directors, is also responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company (including resolution of disagreements between management and the auditor regarding financial reporting), and each such registered public accounting firm must report directly to the Audit Committee. The Board of Directors has determined that the members of the Audit Committee are independent in accordance with American Stock Exchange listing standards and are financially literate, as required by such requirements, as such qualification is interpreted by the Board of Directors in its business judgment. The Audit Committee is composed of three non-employee directors and operates under a written charter, a copy of which is attached as Annex I.
      The Company, not the Audit Committee or the independent auditors, is responsible for the preparation of its financial statements and its operating results and for the appropriate safekeeping of the Company’s assets. The independent auditor’s responsibility is to attest to the fair presentation of the financial statements. The role of the Audit Committee is to be satisfied that both the Company and the independent auditors discharge their respective responsibilities effectively. However, no member of the Audit Committee is professionally engaged in the practice of accounting or auditing of the Company’s accounts, including with respect to auditor independence. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent auditors.
      The Audit Committee held five meetings during the fiscal year 2005. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, the Company, and the Company’s independent auditors, L J Soldinger Associates LLC. The Audit Committee discussed with L J Soldinger Associates LLC the overall scope and plan for their audit, and met with L J Soldinger Associates LLC, with management present. The Audit Committee has reviewed and discussed the audited financial statements with management.
      The Audit Committee has discussed with the independent auditors matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, matters related to the conduct of the audit of the Company’s consolidated financial statements, the Company’s internal accounting controls and the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees”.
      The Company’s independent auditors have also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committee”, and discussed their independence from the Company. The Audit Committee has reviewed, among other things, the amount of fees paid to L J Soldinger Associates LLC for audit and non-audit services.
      In accordance with the rules of the SEC, the following chart outlines fees pertaining to the years ended December 31, 2005 and December 31, 2004 by L J Soldinger Associates LLC:

Services Performed	2005	2004

Audit Fees(1)	$1,107,000	$942,000

Audit-Related Fees(2)	$68,000	$132,000

Tax Fees(3)	$36,000	$36,000

All Other Fees(4)	—	—

Total Fees	$1,211,000	$1,111,000

NOTES TO PRECEDING TABLE

(1)	Audit fees represent fees billed for professional services provided in connection with the audit of our annual financial statements, reviews of our quarterly financial statements and audit services provided in connection with statutory and regulatory filings for those years.

(2)	Audit-related fees represent fees billed primarily for assurance and related services reasonably related to the performance of the audit or reviews of our financial statements or registration statements.

(3)	Tax fees principally represent fees billed for tax preparation, tax advice and tax planning services.

(4)	All other fees principally would include fees billed for products and services provided by the accountant, other than the services reported under the three captions above.
      The Audit Committee has concluded that the provision of the non-audit services listed above is compatible with maintaining the independence of L J Soldinger Associates LLC.

      Based on its review and these meetings, discussions and reports, and subject to the limitations on its role and responsibilities referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors and the Board approved, that the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2005 be included in the Company’s Annual Report on Form 10-K, for filing with the SEC.
Michael Ayre, Chairman
Russ Hammond
Nils N. Trulsvik

PERFORMANCE GRAPH
      The chart set forth below shows the value of an investment of $100 on December 31, 2000 in each of the Company’s Common Stock, the American Stock Exchange Index and a peer group of certain oil and gas exploration and development companies. The peer group consists of the following independent oil and gas exploration companies: Aminex plc, Bow Valley Energy Ltd., EuroGas, JKX Oil & Gas plc, Centurion Energy International Inc., Lundin Oil AB, Ramco Energy plc and Soco International plc. As the Company is listed on the American Stock Exchange, the AMEX Index of listed stocks has been included in the comparison table and corresponding NASDAQ Index comparison has been removed.
      All values assume reinvestment of the pre-tax value of dividends paid by companies included in these indices and are calculated as of December 31 of each year. The share price performance is weighted based on market capitalisation using the number of outstanding shares at the beginning of each period. The historical stock price performance of the Common Stock shown in the performance graph below is not necessarily indicative of future stock price performance.

	Year End

	2000	2001	2002	2003	2004	2005

CNR	100	40	7	79	317	373

Peer Index	100	103	187	421	669	1,108

AMEX	100	94	92	89	127	156

      The Audit Committee Report, the Compensation Committee Report on Executive Compensation and the Stock Price Performance Graph shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission or subject to Regulation 14A or 14C under the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general statement contained in any such filing incorporating this proxy statement by reference, except to the extent the Company incorporates that Report or the Graph by specific reference.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Under Section 16(a) of the Securities Exchange Act of 1934 and SEC Rules, the Company’s directors, executive officers and beneficial owners of more than 10% of any class of equity security are required to file periodic reports of their initial ownership, and changes in that ownership, with the Securities and Exchange Commission. Reporting persons are required by SEC Regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a). Based solely on its review of copies of such reports received by the Company and written representations of such reporting persons, the Company believes that during fiscal year 2005, all of our directors and executive officers complied with such SEC filing requirements.
OTHER MATTERS
      As of the time of preparation of this Proxy Statement, neither the Board of Directors nor management intends to bring before the meeting any business other than the matters referred to in the Notice of Annual Meeting and this Proxy Statement. If any other business should properly come before the meeting, or any adjournment or postponement thereof, the persons named in the proxy will vote on such matters according to their best judgment.
STOCKHOLDERS SHARING THE SAME ADDRESS
      “Householding” of Proxy Materials. The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to the Corporate Secretary, CanArgo Energy Corporation, P.O Box 291, St. Peter Port, Guernsey, GY1 3RR, British Isles or by facsimile to +44 1481 729 982.
FORM 10-K ANNUAL REPORT
      A copy of the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission (excluding exhibits) is being mailed together with this Proxy Statement. A copy of the Exhibits may be requested by any person in writing by addressing the request to the Corporate Secretary, CanArgo Energy Corporation, P.O Box 291, St. Peter Port, Guernsey, GY1 3RR, British Isles and stating that such person is a beneficial owner of Common Stock of the Company. A charge equal to the reproduction cost of the exhibit will be made. We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 under which we file periodic reports, proxy statements and other information with the SEC. Copies of the reports, proxy statements and other information may be examined without charge at the Public Reference Section of the SEC, 100 F Street, NE., Room 1580, Washington, D.C. 20549, or on the Internet at www.sec.gov. A copy of the Annual Report on Form 10-K is also accessible by following the links to “Investor Relations/ Financial Statements” on the Company’s website at http://www.canargo.com.
      The Company’s Code of Business Conduct and Ethics, the Audit Committee’s Charter and the Resolutions adopted by the Board of Directors regarding the nomination process are also all accessible by following the links to “Corporate Governance” on the Company’s website. The Company will furnish copies of such documents without charge to any person requesting such documents in writing addressed to the Corporate Secretary,

CanArgo Energy Corporation, P.O Box 291, St. Peter Port, Guernsey, GY1 3RR, British Isles and stating that such person is a beneficial owner of Common Stock of the Company.
STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING
      Any stockholder intending to submit to the Company a proposal for inclusion in the Company’s Proxy Statement and proxy for the 2007 annual meeting must submit such proposal so that it is received by the Company no later than October 31, 2006, and such proposal must otherwise comply with Rule 14a-8 under the Exchange Act. Proposals should be sent to the Corporate Secretary, CanArgo Energy Corporation, P.O. Box 291, St. Peter Port, Guernsey, GY1 3RR, British Isles. If a stockholder intends to submit a proposal at next year’s Annual Meeting, which proposal is not intended to be included in the Company’s Proxy Statement and form of proxy relating to that meeting, the stockholder must give appropriate notice to the Company not later than December 31, 2006. As to all such matters which the Company does not have notice on or prior to December 31, 2006, discretionary authority shall be granted to the persons designated in the Company’s proxy related to 2007 Annual Meeting to vote on such proposal.

By Order of the Board of Directors

Liz Landles
Corporate Secretary
St. Peter Port
Guernsey
British Isles
March 17, 2006
IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD.

CANARGO ENERGY CORPORATION
PO BOX 291 ST. PETER PORT
GUERNSEY, GY1 3RR
BRITISH ISLES

VOTE BY INTERNET – www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER
COMMUNICATIONS
If you would like to reduce the costs incurred by CanArgo Energy Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE – 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to CanArgo Energy Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	CANAG1 KEEP THIS PORTION FOR YOUR RECORDS

--------------------------------------------------------------------------------	DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CANARGO ENERGY CORPORATION

(1)	ELECTION OF DIRECTORS
		For	Withhold	For All	To withhold authority to vote for any individual
1.	Michael Ayre	All	All	Except	nominee, mark “For All Except” and write the
2.	Russ Hammond				nominee’s name on the line below.
3.	Vincent McDonnell
4.	David Robson	☐	☐	☐
5.	Nils N. Trulsvik

	For	Against	Abstain

(2) TO APPROVE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON SHARE CAPITAL FROM 300,000,000 SHARES OF COMMON STOCK TO 375,000,000 SHARES OF COMMON STOCK	☐	☐	☐

(3) TO APPROVE THE AMENDMENT OF THE COMPANY’S 2004 LONG TERM STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UNDER THE PLAN BY AN ADDITIONAL 7,500,000 SHARES.	☐	☐	☐

IMPORTANT: please sign exactly as your name or names appear(s) on this proxy, and when signing as an attorney, executor, administrator, trustee or guardian, give your full title as such. If the signatory is a corporation, sign the full corporate name by duly authorized officer, or if a partnership, sign in partnership name by authorized person.	IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

CanArgo Energy Corporation, P.O Box 291, St. Peter Port, Guernsey, GY1 3RR, British Isles and stating that such person is a beneficial owner of Common Stock of the Company.
STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING
      Any stockholder intending to submit to the Company a proposal for inclusion in the Company’s Proxy Statement and proxy for the 2007 annual meeting must submit such proposal so that it is received by the Company no later than October 31, 2006, and such proposal must otherwise comply with Rule 14a-8 under the Exchange Act. Proposals should be sent to the Corporate Secretary, CanArgo Energy Corporation, P.O. Box 291, St. Peter Port, Guernsey, GY1 3RR, British Isles. If a stockholder intends to submit a proposal at next year’s Annual Meeting, which proposal is not intended to be included in the Company’s Proxy Statement and form of proxy relating to that meeting, the stockholder must give appropriate notice to the Company not later than December 31, 2006. As to all such matters which the Company does not have notice on or prior to December 31, 2006, discretionary authority shall be granted to the persons designated in the Company’s proxy related to 2007 Annual Meeting to vote on such proposal.

By Order of the Board of Directors

Liz Landles
Corporate Secretary
St. Peter Port
Guernsey
British Isles
------------------------------------------------------------------------------------------------------------------------------------------------------------------------
CANARGO ENERGY CORPORATION
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF CANARGO ENERGY CORPORATION FOR ANNUAL MEETING
OF STOCKHOLDERS ON MAY 9, 2006

The undersigned hereby constitutes and appoints David Robson and Liz Landles, and each of them, the attorneys and proxies of the undersigned with full power of substitution to appear and to vote all of the shares of the Common Stock of CanArgo Energy Corporation held of record by the undersigned on March 15, 2006 as if personally present at the Annual Meeting of stockholders to be held on May 9, 2006 and any adjournment or postponement thereof, as designated on the reverse.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CANARGO ENERGY CORPORATION. IF NO VOTE IS INDICATED, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS LISTED ON THE REVERSE AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

YOU ARE URGED TO DATE, SIGN AND RETURN PROMPTLY THIS PROXY IN THE ENVELOPE PROVIDED. IT IS IMPORTANT FOR YOU TO BE REPRESENTED AT THE ANNUAL MEETING. THIS PROXY IS TO BE RECEIVED BY MAIL IN THE POSTAGE-PAID ENVELOPE PROVIDED TO CANARGO ENERGY CORPORATION, C/ O ADP, 51 MERCEDES WAY, EDGEWOOD, NY 11717 TO BE RECEIVED ON OR PRIOR TO MAY 8, 2006, 15:00 HOURS EASTERN DAYLIGHT SAVING TIME OR ELECTRONICALLY VIA THE INTERNET AT www.proxyvote.com OR BY PHONE AT +1 800 690 6903 PRIOR TO 11.59 PM EASTERN DAYLIGHT SAVING TIME ON MAY 8, 2006.

CANARGO ENERGY CORPORATION
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF CANARGO ENERGY CORPORATION FOR ANNUAL MEETING
OF STOCKHOLDERS ON MAY 9, 2006
      The undersigned hereby authorise Den norske Bank ASA to constitute and appoint David Robson and Liz Landles, and each of them, the attorneys and proxies of the undersigned with full power of substitution to appear and to vote all of the shares of the Voting Securities of CanArgo Energy Corporation held of record by the undersigned on 15th March 2006 at the Annual Meeting of stockholders to be held on 9th May 2006, or any adjournment of postponement thereof, as designated below:

(1)	ELECTION OF DIRECTORS:

☐	FOR all nominees listed below (except as indicated to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below
Michael Ayre     Russ Hammond     Vincent McDonnell     David Robson     Nils N. Trulsvik,
(INSTRUCTION: To withhold authority to vote for any nominee, draw a line through his name above)

(2)	TO APPROVE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON SHARE CAPITAL FROM 300,000,000 SHARES OF COMMON STOCK TO 375,000,000 SHARES OF COMMON STOCK.
☐ FOR                    ☐ AGAINST                    ☐ ABSTAIN

(3)	TO APPROVE THE AMENDMENT OF THE COMPANY’S 2004 LONG TERM STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UNDER THE PLAN BY AN ADDITIONAL 7,500,000 SHARES.
☐ FOR                    ☐ AGAINST                    ☐ ABSTAIN
      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CANARGO ENERGY CORPORATION. IF NO VOTE IS INDICATED, THIS PROXY WILL BE VOTED “FOR” EACH OF THE ABOVE PROPOSALS AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.
      YOU ARE URGED TO DATE, SIGN AND RETURN PROMPTLY THIS PROXY IN THE ENVELOPE PROVIDED. IT IS IMPORTANT FOR YOU TO BE REPRESENTED AT THE ANNUAL MEETING. THIS PROXY IS TO BE RECEIVED BY DEN NORSKE BANK, REGISTRARS DEPARTMENT, DEN NORSKE BANK ASA, VERDIPAPIRSERVICE, STRANDEN 21, 0021 OSLO, NORWAY. FAX NUMBER: +47 22 48 11 71 ON OR PRIOR TO 3rd May 2006 13:00 HOURS CENTRAL EUROPEAN TIME.

Dated: --------------------------------------------- , 2006

Signature(s)

Print Name

IMPORTANT: please sign exactly as your name or names appear on this proxy, and when signing as an attorney, executor, administrator, trustee or guardian, give your full title as such. If the signatory is a corporation, sign the full corporate name by duly authorized officer, or if a partnership, sign in partnership name by authorized person.

Please indicate whether you intend to attend this meeting:	☐ Yes	☐ No

Householding Election: Please indicate if you consent to receive certain future investor communications in a single package per household:	☐ Yes	☐ No

Annex I
CanArgo Energy Corporation
AUDIT COMMITTEE CHARTER
      The Audit Committee of CanArgo Energy Corporation (the “Company”) is a standing committee of the Board of Directors whose primary function is to carry out a detailed and thorough review of audit matters, to be responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company (including resolution of disagreements between management and the auditor regarding financial reporting), to consider and approve related party transactions and to offer the Company’s auditors, stockholders and employees a direct link to the non-executive Directors. This Committee will assist the Board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the stockholders and others, the internal control structure, the audit process, and adherence to applicable laws and regulations. Given the growing size and complexity of the Company, the Committee will apply reasonable materiality standards to all of its activities.
      The Committee shall be solely comprised of independent members of the Board of Directors. The Board shall appoint Committee members and the Committee Chairman. There shall be not less than three members of the Committee. For purposes hereof, “independent” shall mean a director who both meets the American Stock Exchange and the Securities and Exchange Commission’s definition of independence as determined by the Board in its business judgment. Each member of the Audit Committee shall be financially literate and at least one member of the Audit committee shall have accounting or related financial management expertise, both as the Board interprets such qualifications in its business judgment. Also, at least one member of the Audit Committee shall meet the Securities and Exchange Commission’s definition of an “audit committee financial expert”, as determined by the Board in its business judgment. One member may satisfy both qualifications.
      The Committee shall meet at least quarterly. No meeting shall be held unless a quorum of members is present. A majority of the members shall constitute a quorum. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary. The meetings may be in person or telephonically.
      The Committee shall have the power to conduct or authorize investigations into any matters within the Committee’s scope of responsibilities. The resources of the Company shall be available to the Committee to carry out its duties and, if needs be, the Committee may (at the Company’s cost) take external professional advice and invite outsiders with relevant experience to attend if necessary.
      Specifically, the Committee shall:

1. Retain and terminate the Company’s independent accountants, evaluate the performance and qualifications of the independent auditors and be directly responsible for the appointment, compensation and oversight of the work of any independent registered public accounting firm engaged by the Company. The Committee will also periodically consider the independence of the independent accountants, including an annual review of non-audit services provided and related fees received. This evaluation and review should include the evaluation and review of the lead partner of the independent registered public accounting firm including such partner’s regular rotation as required by law. In making its evaluations, the Audit Committee should take into account the opinions of management and the Company’s internal auditors (or other personnel responsible for the internal audit function) and shall present its conclusions to the Board.

2. Pre-approve all permissible non-audit services and all audit, review or attest engagements, and the compensation, fees and terms for such services provided by the independent auditors. By approving the audit engagement, an audit service within the scope of the engagement shall be deemed to have been pre-approved. Establish policies and procedures as warranted for the pre-approval of services by the independent auditors and review such proposed services on a periodic basis. The Audit Committee shall also consider whether the independent auditor’s performance of permissible non-audit services is compatible with the auditor’s independence. The Audit Committee shall also review with the independent auditor the written statement from the auditor, required by the Independence Standards Board, concerning any relationships between the auditor and the Company or any other relationships that may adversely affect the independence of the auditor.

3. Discuss with the external auditors before the annual audit commences the nature, scope and timing of the audit and ensure co-ordination where more than one audit firm is involved.

4. Enquire of management, the independent accountants, the Chief Financial Officer and the Chief Executive Officer about significant risks or exposures to loss or liability facing the Company and enquire as to the steps management has taken to minimize such risks.

5. Consider, in consultation with the independent accountants and the Chief Financial Officer, the combined audit scope and budget to ensure completeness of coverage, reduction in redundant efforts, and the effective use of audit resources.

6. Review with management and the independent accountants:

•	The Company’s quarterly and annual financial statements and related footnotes and the independent accountants’ report thereon, as applicable, including the Company’s specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, the adequacy of the Company’s internal controls, including management’s evaluation of and report on the Company’s disclosure controls and procedures and internal controls, any significant recommendations they may offer to improve disclosure controls and procedures and internal controls, major judgmental areas and significant adjustments resulting from the audit;

•	Any significant reserves, accruals or estimates which may have a material impact on the financial statements, including engineering reserves;

•	Any difficulties or disputes with management encountered by the independent accountants during the course of the audit and any instances of second opinions sought by management;

•	Management letters to the auditors;

•	Other matters related to the conduct of the audit and financial reviews which are communicated to the Committee under generally accepted auditing standards;

•	Review and approve any related party transactions; and

•	Review the performance of the Company’s Internal Audit Department and provide a direct line of communication between the Internal Audit Department, the independent accountants and the Board of Directors.

7. Review and recommend approval to the Board of Directors of the inclusion of the Company’s financial statements in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in other public filing documents that require approval of the Board of Directors.

8. Consider and review with the independent accountants, management and the CFO:

•	The adequacy of the Company’s internal controls and any significant findings during the year and management’s responses thereto; and

•	Any difficulties encountered in the course of the independent accountants’ audits, including any restrictions on the scope of their work or access to required information.

9. Consider with management and the independent accountants the possible impact on any pending changes in accounting standards or rules or any significant changes in the Company’s accounting policies.

10. Meet periodically with the Company’s legal advisor (and other lawyers as required) to review legal and regulatory matters, including any material pending legal proceedings involving the Company and any reports received from regulators that may have a material impact on the Company’s financial statements, environmental compliance and financial liabilities or reserves.

11. Meet periodically with the independent accountants in separate executive sessions without any member of the executive management present to discuss any matters that they or the Committee believe should be discussed privately with the Committee.

12. Report Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate. Minutes will be taken for each Committee meeting which will then be approved at the next meeting.

13. Review with the Chief Financial Officer, legal advisors, and the independent accountants, as appropriate, the results of their review of the Company’s monitoring compliance with the Company’s Code of Conduct.

14. If appropriate, review any letter to be included in the annual report that describes the “Committee” composition and responsibilities and how they were discharged.

15. Review the annual expense reports of the Chairman, Chief Executive and other key officers.

16. Other Responsibilities:

•	Review the appointment and termination by the Chief Executive Officer of the Chief Financial Officer;

•	Review the adequacy of the Audit Committee Charter annually and evaluate the performance of the Audit Committee every two years and recommend such changes in the Charter as the Audit Committee may determine from time to time are appropriate.

•	Education and training for members of the Committee;

•	Periodic local visits to meet local managers on site;

•	Review with management and the auditors the potential risks facing the Company, the steps management is taking to mitigate such risks, and the adequacy of public disclosure of these risks; and

•	Receive, retain and consider complaints received by the Company regarding questionable accounting or auditing matters and internal accounting controls and in that connection:

°	Provide for the confidential, anonymous submission by employees and others of concerns regarding questionable accounting or auditing matters or internal accounting controls;

°	If warranted conduct investigations of management and others to determine the merits of any such concerns;

°	Retain independent counsel and other advisors if warranted to assist the Committee in connection with any such investigation;

°	Make recommendations for any remedial actions to be taken by the Company, if warranted, to correct any questionable accounting or auditing matter; and

°	If material, recommend the disclosure both to the public and to appropriate regulatory agencies of the results of any such investigation and any remedial actions to be taken by the Company in response thereto.

17. Perform such other duties and responsibilities as may be assigned to the Audit Committee, from time to time, by the Board and/or the Chairman and Chief Executive Officer.

18.	Approved Minutes of Committee meetings shall be circulated to all members of the Board.

Annex II
CanArgo Energy Corporation
2004 LONG TERM STOCK INCENTIVE PLAN
      Section 1.     Purpose of the Plan. The purpose of the 2004 Long Term Stock Incentive Plan (the “Plan”) is to aid CanArgo Energy Corporation (the “Corporation”) and its subsidiaries in securing and retaining directors, consultants, officers and other key employees of outstanding ability and to motivate such employees to exert their best efforts on behalf of the Corporation and its subsidiaries. In addition, the Corporation expects that it will benefit from the added interest which the respective optionees and AWARDEES will have in the welfare of the Corporation as a result of their ownership or increased ownership of the Common Stock of the Corporation (the “Stock”).
      Section 2.     Administration. (a) the Board of Directors of the Corporation (the “Board”) shall designate the Compensation Committee of the Board or another Committee, which may be a sub-committee of the Compensation Committee, to be composed of not less than two (2) Directors (such Committee being referred to herein as the “Committee”) who shall serve at the pleasure of the Board. Each member of the Committee shall be a “non-employee” director within the meaning of Rule 16b-3(b)(3)(i) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as such Rule or any other comparable rule may be in effect from time to time, while serving on the Committee. The Board shall fill any vacancies on the Committee and may remove any member of the Committee at any time with or without cause. The Committee shall select its chairman and hold its meetings at such times and places as it may determine. A majority of the whole Committee present at a meeting at which a quorum is present, or an act approved in writing by all members of the Committee, shall be an act of the Committee. The Committee shall have full power and authority, subject to such resolutions not inconsistent with the provisions of the Plan as may from time to time be issued or adopted by the Board (provided the entire Board acting on the matter are disinterested persons), to grant to Eligible Persons (as defined herein) pursuant to the provisions of the Plan (i) stock options to purchase shares, (ii) stock appreciation rights, (iii) restricted stock, (iv) deferred stock, or (v) other Stock-based awards permitted hereunder (each of the foregoing being an “AWARD” and collectively, the “AWARDS” and the recipients of such Awards being sometimes referred to herein as “AWARDEES”). The Committee shall also interpret the provisions of the Plan and any AWARD issued under the Plan (and any agreements relating thereto) and supervise the administration of the Plan.
      (b) The Committee shall: (i) select the directors, consultants, officers and other key employees of the Corporation and its subsidiaries to whom AWARDS may from time to time be granted hereunder; (ii) determine whether incentive stock options (“QSOs”) under Section 422 of the Internal Revenue Code of 1986, as the same may be amended from time to time (hereinafter referred to as the “Code”), nonqualified stock options (“NQSOs”), stock appreciation rights, restricted stock, deferred stock, or other Stock-based awards, or a combination of the foregoing, are to be granted hereunder; (iii) determine the number of shares to be covered by each AWARD granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any AWARD granted hereunder (including but not limited to any restriction and forfeiture condition on such AWARD and/or the shares of Stock relating thereto); (v) determine whether, to what extent and under what circumstances AWARDS may be settled in cash; (vi) determine whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an AWARD under this Plan shall be deferred either automatically or at the election of the AWARDEE; and (vii) determine whether, to what extent, and under what circumstances option grants and/or other AWARDS under the Plan are to be made, and operate, on a tandem basis.
      (c) All decisions made by the Committee pursuant to the provisions of the Plan and related orders or resolutions of the Board (as and to the extent permitted hereunder) shall be final, conclusive and binding on all persons, including the Corporation, its shareholders, employees and Plan AWARDEES.
      (d) No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any AWARD thereunder.

      Section 3.     Stock Subject to the Plan. Except as otherwise provided by this Section 3, the total number of shares of Stock available for distribution under the Plan is ten million (10,000,000). The total number of shares of stock with respect to which AWARDS may be granted to any AWARDEE in any year is 5,000,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares that have been optioned cease to be subject to option because the option has expired or has been deemed to have expired or has been surrendered pursuant to the Plan, or if any shares of restricted stock are forfeited or such AWARD otherwise terminates without the actual or deemed delivery of such shares, such shares shall be added back into the total number of shares of Stock available for grant and distribution under the Plan and again be subject to grant as an AWARD under the Plan.
      In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, extraordinary cash dividend, or other change in corporate structure affecting the Stock, such adjustment shall be made in the aggregate number of shares which may be delivered under the Plan, in the number and/or option price of shares subject to outstanding options granted under the Plan, and/or in the number of shares subject to restricted stock, deferred stock, or other Stock-based awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion; provided that the number of shares subject to any AWARDS shall always be a whole number; and provided further that, with respect to QSOs, no such adjustment shall be authorized to the extent that such adjustment would constitute a modification as defined in Section 424(h)(3) of the Code or cause the Plan to violate Section 422(b)(1) of the Code or any successor provision thereto. Such adjusted option price shall also be used to determine the amount payable by the Corporation upon the exercise of any stock appreciation right associated with any option. In addition, subject to the limitations provided in Section 11, the Committee is authorized to make adjustments in the terms and conditions of, and performance criteria relating to, AWARDS in recognition of unusual or nonrecurring events (including, without limitation, events described in this paragraph) affecting the Corporation or the financial statements of the Corporation, or in response to changes in applicable laws, regulations or accounting principles.
      Section 4.     Eligibility. Directors, consultants, officers and other key employees of the Corporation and its subsidiaries who are responsible for the management, growth, profitability and protection of the business of the Corporation and its subsidiaries are eligible to be granted AWARDS under the Plan (each an “Eligible Person” and collectively “Eligible Persons”). The AWARDEES under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of shares covered by each stock option, the number of stock appreciation rights (if any) granted to each optionee, and the number of shares (if any) subject to restricted stock, deferred stock or other Stock-based awards granted to each AWARDEE.
      For purposes of the Plan, a “Subsidiary” of the Corporation shall be any corporation which at the time qualifies as a subsidiary thereof under the definition of “subsidiary corporation” in Section 424(f) of the Code.
      Section 5.     Stock Options. Any stock option granted under the Plan shall be in such form as the Committee may from time to time approve. Any such option shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.
      (a) Option Price. The purchase price per share of the Stock purchasable under a stock option shall be determined by the Committee, but will be not less than 100% of the fair market value of the Stock on the date of the grant of the option, as determined in accordance with procedures established by the Committee. Notwithstanding the foregoing, the purchase price per share of the Stock purchasable under any QSO granted to any person who is the beneficial owner of more than 10% of the Corporation’s issued and outstanding Stock (a “10% owner”) shall not be less then 110% of the fair market value of the Stock on the date of the grant of the option, as determined in accordance with procedures established by the Committee.
      (b) Option Period. The term of each stock option shall be fixed by the Committee, but no QSO shall be exercisable after the expiration of five (5) years from the date the option is granted unless otherwise determined by the Committee, but in no event longer than ten (10) years. Notwithstanding the foregoing, no QSO granted to a 10% owner shall be exercisable after the expiration of five years from the date the option is granted.

      (c) Exercisability. (1) Stock options shall be exercisable at such time or times as determined by the Committee at or subsequent to the date of grant; provided, however, that notwithstanding the foregoing from and after a Change of Control (as hereinafter defined) all stock options shall become immediately exercisable to the full extent of the AWARD.

(2) Solely for Federal income tax purposes, to the extent that the aggregate fair market value of Stock with respect to which QSOs are exercisable for the first time by a AWARDEE during any calendar year exceeds $100,000.00 (as of the date of grant), such options shall be treated as options which are not QSOs. For purposes of this rule, options shall be taken into account in the order in which they were granted.

(3) As used herein, “Change of Control” shall mean any of the following events:

(A) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 15% or more of either (i) the then outstanding shares of common stock of the Corporation (the “Outstanding Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the “Outstanding Voting Securities”); provided, however, that for purposes of this subsection (A), the following acquisitions of stock shall not constitute a Change of Control: (i) any acquisition directly from the Corporation, (ii) any acquisition by the Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (C) of this Section 5(c)(3); or

(B) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(C) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation (a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 15% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(D) Approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation.

      (d) Method of Exercise. Stock options may be exercised, in whole or in part, by giving written notice of exercise to the Corporation specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price in cash, either by certified or bank check; provided, however, that after a Change of Control (x) an optionee (other than an optionee who initiated a Change of Control in a capacity other than as an officer or director of the Corporation) who is an officer or director of the Corporation (within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder), during the 60-day period after six (6) months after a Change of Control, with respect to an option that is unaccompanied by a stock appreciation right and (y) any other optionee, during the six month (6) period from and after a Change of Control, who at the time of exercise is not an officer or director with respect to an option that is unaccompanied by a stock appreciation right shall, unless the Committee shall determine otherwise at the time of grant, have the right, in lieu of the payment of the full purchase price of the shares of the Stock being purchased under the stock option and by giving written notice to the Corporation, to elect (within such respective periods) to surrender all or part of the stock option to the Corporation and to receive in cash an amount equal to the amount by which the fair market value per share of the Stock on the date of exercise shall exceed the purchase price per share under the stock option multiplied by the number of shares of the Stock granted under the stock option as to which the right granted by this proviso shall have been exercised. However, any officer, director or 10% owner (collectively, “Insider”) may only settle the right granted by this proviso pursuant to an irrevocable election to settle the right no earlier than six (6) months after the date of such election, provided that the transaction giving rise to the award of the right is approved by the Company’s shareholders (excluding Insider shareholders).
      The written notice provided by the optionee shall specify the optionee’s election to purchase shares subject to the stock option or to receive the cash payment herein provided.
      Notwithstanding the foregoing, the Committee may, in its sole discretion, authorize payment in whole or in part of the purchase price (i) to be made in unrestricted stock already owned by the optionee, (ii) in the case of the nonqualified stock option, restricted stock, (iii) deferred stock subject to an AWARD hereunder (based upon the fair market value of the Stock on the date the option is exercised as determined by the Committee) or (iv) such other method of exercise as the Committee may determine at or after grant, consistent (a) in the case of a QSO, with all applicable requirements of the Code and the Treasury Regulations promulgated thereunder, and (b) in the case of option grants to an Insider, with Section 16 of the Exchange Act and rules and regulations promulgated thereunder. The Committee may authorize such payment at or after grant, except that in the case of a QSO, any right to make payment in unrestricted stock already owned must be included in the option at the time of grant. No shares of Stock shall be issued until full payment therefor has been made. Subject to paragraph (i) of this Section 5, an optionee shall have the rights to dividends or other rights of a stockholder with respect to shares subject to the option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (a) of Section 14.
      As used in this paragraph (d) of Section 5, the fair market value of the Stock on the date of exercise shall mean:

(i) with respect to an election by an optionee to receive cash in respect of a stock option which is not a QSO, the “Change of Control Fair Market Value”, as defined below; and

(ii) with respect to an election by an optionee to receive cash in respect of a stock option which is a QSO, the fair market value of the Stock on the date of exercise, determined in the same manner as the fair market value of the Stock on the date of grant of a stock option is determined pursuant to paragraph (a) of Section 5 of the Plan.
      (e) Restrictions on Transferability. The Committee, in its sole discretion, may impose such restrictions on the transferability of stock options granted hereunder as it deems appropriate. Any such restrictions shall be set forth in the stock option agreement with respect to such stock options. QSOs may not be transferred by an optionee other than by will or by the laws of descent and distribution.
      (f) Termination by Death. Except to the extent otherwise provided by the Committee at or after the time of grant, if an optionee’s relationship with or employment by the Corporation and/or any of its subsidiaries terminates by reason of death, the stock option may thereafter be immediately exercised in full by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of eighteen (18) months from the date of such death or until the expiration of the stated period of the option whichever period is the shorter.
      (g) Termination by Reason of Retirement or Permanent Disability. Except to the extent otherwise provided by the Committee at or after the time of grant, if an optionee’s relationship with or employment by the Corporation and/or any of its subsidiaries terminates by reason of Retirement or permanent disability, any stock option held by such optionee may thereafter be exercised in full, but may not be exercised after twelve (12) months from the date of such termination or the expiration of the stated period of the option, whichever period is the shorter; provided, however, that if the optionee dies within such twelve (12) month period, any unexercised stock option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of eighteen (18) months from the date of the optionee’s death or for the stated period of the option, whichever period is the shorter. As used herein, “Retirement” means, in the case of an AWARDEE employed by the Corporation or any of its affiliates, attainment of age 68 or such later date as the Committee may determine at or after grant. An AWARDEE must, however, voluntarily terminate his or her employment in order for his or her termination of employment to be for “Retirement.”
      (h) Other Termination. Unless otherwise determined by the Committee at or after grant, if an optionee’s relationship with or employment by the Corporation terminates for any reason other than death, permanent disability or Retirement, the stock option shall thereupon terminate; provided, however, that if such termination is by action of the Corporation and other than discharge for reason of willful violation of the rules of the Corporation or by voluntary resignation of the optionee, in either case within six (6) months following a Change of Control, any stock options held by the optionee may be exercised by the optionee until the earlier of three (3) months and one day after such termination or the expiration of such options in accordance with their terms.
      (i) Option Buyout. The Committee may at any time offer to repurchase an option (other than an option which has been held for less than six months by an Insider) based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.
      (j) Form of Settlement. In its sole discretion, the Committee may provide, at the time of grant, that the shares to be issued upon an option’s exercise shall be in the form of restricted stock or deferred stock, or may reserve other than with respect to QSOs the right to so provide after the time of grant.
      Section 6.     Stock Appreciation Rights. (a) Grant and Exercise. Stock appreciation rights may be granted in conjunction with (or in accordance with Section 9, separated from) all or part of any stock option granted under the Plan, as follows: (i) in the case of a NQSO, such rights may be granted either at the time of the grant of such option or at any subsequent time during the term of the option; and (ii) in the case of an QSO, such rights may be granted only at the time of the grant of the option. A “stock appreciation right” is a right to receive cash or Stock, as provided in this Section 6, in lieu of the purchase of a share under a related option. A stock appreciation right, or applicable portion thereof, shall terminate and no longer be exercisable upon the termination or exercise of the related stock option, except that a stock appreciation right granted with respect to less than the full number of shares covered by a related stock option shall not be reduced until the exercise or termination of the related stock option exceeds the number of shares not covered by the stock appreciation right. A stock appreciation right may be exercised by an optionee, in accordance with paragraph (b) of this Section 6, by surrendering the applicable portion of the related stock option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in paragraph (b) of this Section 6. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related stock appreciation rights have been exercised.

      (b) Terms and Conditions. Stock appreciation rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

(i) Stock appreciation rights shall be exercisable only at such time or times and to the extent that the stock options to which they relate shall be exercisable. Except as otherwise provided in Section 5, an Insider (as previously defined in Section 5(d)) may only settle a stock appreciation right by satisfying either of the following conditions:

(A) the stock appreciation right is settled at least six (6) months after its date of grant; or else

(B) the settlement of the stock appreciation right is made pursuant to an irrevocable election to settle the right no earlier than six (6) months after the date of such election.

None of the conditions of this Section 6(b)(i) shall be applicable in the event of death or permanent disability of the optionee.

(ii) Upon the exercise of a stock appreciation right, an optionee shall be entitled to receive up to, but no more than, an amount in cash or whole shares of the Stock as determined by the Committee in its sole discretion equal to the excess of the fair market value of one share of Stock over the option price per share specified in the related stock option multiplied by the number of shares in respect of which the stock appreciation right shall have been exercised; provided, however, that the payment in settlement of stock appreciation rights during the period from and after a Change of Control shall be entirely in cash. Each stock appreciation right may be exercised only at the time and so long as a related option, if any, would be exercisable or as otherwise permitted by applicable law; provided however, that no stock appreciation right granted under the Plan to an Insider then subject to Section 16 of the Exchange Act shall be exercised during the first six months of its term. The fair market value of the Stock on the date of exercise of a stock appreciation right shall be determined in the same manner as the fair market value of the Stock on the date of grant of a stock option is determined pursuant to paragraph (a) of Section 5 of the Plan; provided, however, that during the 60-day period from and after a Change of Control, the fair market value of the Stock on the date of exercise shall mean, with respect to the exercise of a stock appreciation right accompanying an option which is not an QSO, the “Change of Control Fair Market Value.”

For purposes of this Plan, the “Change of Control Fair Market Value” shall mean the higher of (x) the highest reported sale price, regular way, of a share of the Stock on the Composite Tape for American Stock Exchange Listed Stock during the 60-day period prior to the date of the Change of Control or, if such security is not listed or admitted to trading on the American Stock Exchange, on the principal national securities exchange on which such security is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the Nasdaq National Market or, if such security is not quoted on such Nasdaq National Market, the average of the closing bid and asked prices during such 60-day period in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system or, if bid and asked prices for such security during such period shall not have been reported through NASDAQ, the average of the bid and asked prices for such period as furnished by any American Stock Exchange member firm regularly making a market in such security selected for such purpose by the Board of Directors of the Corporation or a committee thereof or, if such security is not publicly traded, the fair market value thereof as determined by an independent investment banking or appraisal firm experienced in the valuation of such securities selected in good faith by the Board of Directors of the Corporation or a committee thereof or, if no such investment banking or appraisal firm is in the good faith judgment of the Board of Directors or such committee available to make such determination, as determined in good faith by the Board of Directors of the Corporation or such committee and (y) if the Change of Control is the result of a transaction or series of transactions described in paragraph (i) or (iii) of the definition of Change of Control set forth in Section 5(c), the highest price per share of the Stock paid in such transaction or series of transactions (in the case of a Change of Control described in such paragraph (i) of Section 5(c), as reflected in any Schedule 13D filed by the person having made the acquisition).

(iii) The Committee, in its sole discretion, may impose such restrictions on the transferability of stock appreciation rights as it deems appropriate. Any such restrictions shall be set forth in the written agreement between the Corporation and the optionee with respect to such rights.

(iv) Upon the exercise of a stock appreciation right, the stock option or part thereof to which such stock appreciation right is related shall be deemed to have been exercised for the purpose of the limitation of the number of shares of the Stock to be issued under the Plan, as set forth in Section 3 of the Plan.

(v) Stock appreciation rights granted in connection with QSOs may be exercised only when the market price of the Stock subject to the QSO exceeds the option price of the QSO.
      Section 7.     Restricted Stock. (a) Stock and Administration. Shares of restricted stock may be issued either alone or in addition to stock options, stock appreciation rights, deferred stock or other Stock-based awards granted under the Plan. The Committee shall determine the directors, consultants, officers and key employees of the Corporation and its subsidiaries to whom, and the time or times at which, grants of restricted stock will be made, the number of shares to be awarded, the time or times within which such AWARDS may be subject to forfeiture, and all other conditions of the AWARDS. The provisions of restricted stock AWARDS need not be the same with respect to each recipient.
      (b) Awards and Certificates. The prospective AWARDEE of shares of restricted stock shall not, with respect to such AWARD, be deemed to have become an AWARDEE, or to have any rights with respect to such AWARD, until and unless such AWARDEE shall have executed an agreement or other instrument evidencing the AWARD and delivered a fully executed copy thereof to the Corporation and otherwise complied with the then applicable terms and conditions.

(i) Each AWARDEE shall be issued a stock certificate in respect of vested shares of restricted stock awarded under the Plan. Such certificate shall be registered in the name of the AWARDEE, and, in addition to any legends required under applicable law, shall, unless determined otherwise by the Committee, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such AWARD, substantially in the following form:

“The transferability of this certificate and the shares of stock of CanArgo Energy Corporation (the “Corporation”) represented hereby are subject to the terms and conditions (including forfeiture) of the Corporation’s 2004 Long Term Incentive Stock Option Plan and Agreement. Copies of such Plan are on file in the offices of the Corporation, P.O Box 291, St. Peter Port, Guernsey GY1 3RR, British Isles and may be inspected upon written request to the Secretary of the Corporation.”

(ii) The Committee may require that the stock certificates evidencing such shares be held in custody by the Corporation until the restrictions thereon shall have lapsed, and may require, as a condition of any restricted stock AWARD, that the AWARDEE shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such AWARD.
      (c) Restrictions and Conditions. The shares of restricted stock awarded pursuant to the Plan may, subject to the determination made by the Committee, be subject to the following restrictions and conditions:

(i) Subject to the provisions of this Plan during a period set by the Committee commencing with the date of such AWARD (the “restriction period”), the AWARDEE shall not be permitted to sell, transfer, pledge, or assign shares of restricted stock awarded under the Plan. Within these limits the Committee may provide for the lapse of such restrictions (other than those set forth in the Corporation’s bylaws) in installments where deemed appropriate.

(ii) Except as provided in paragraph (c) of this Section 7, the AWARDEES shall have, with respect to the awarded shares of restricted stock, all of the rights of a stockholder of the Corporation, including the right to vote the restricted stock and the right to receive any cash dividends both for vested shares only. The Committee, in its sole discretion, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional restricted stock or otherwise reinvested. Certificates for shares of unrestricted stock shall be delivered to the AWARDEE promptly after, and only after, any period of forfeiture shall expire without forfeiture in respect of such shares of restricted stock.

(iii) Subject to the provisions of paragraph (c)(iv) of this Section 7, upon termination of employment of any reason during the restriction period, all shares still subject to restriction shall be forfeited by the AWARDEE and reacquired by the Corporation.

(iv) In the event of an AWARDEE’s Retirement, permanent disability, or death, or in cases of special circumstances, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interests of the Corporation, waive in whole or in part any or all restrictions with respect to such AWARDEE’s shares of restricted stock.

(v) Notwithstanding anything in the foregoing to the contrary, upon a Change of Control any and all restrictions on restricted stock shall lapse regardless of the restriction period established by the Committee and all such restricted stock shall become fully vested and nonforfeitable.
      Section 8.     Deferred Stock Awards. (a) Stock and Administration. AWARDS of the right to receive Stock that is not to be distributed to the AWARDEE until after a specified deferral period (such AWARD and the deferred stock delivered thereunder hereinafter as the context shall require, referred to as the “deferred stock”) may be made either alone or in addition to stock options, stock appreciation rights, or restricted stock, or other Stock-based awards granted under the Plan. The Committee shall determine the directors, consultants, officers and key employees of the Corporation and its subsidiaries to whom and the time or times at which deferred stock shall be awarded, the number of shares of deferred stock to be awarded to any AWARDEE, the duration of the period (the “Deferral Period”) during which, and the conditions under which, receipt of the Stock will be deferred, and the terms and conditions of the AWARD in addition to those contained in paragraph (b) of this Section 8. In its sole discretion, the Committee may provide for a minimum payment at the beginning or end of the applicable Deferral Period based on a stated percentage of the fair market value on the date of grant of the number of shares covered by a deferred stock AWARD. Such payment may include an election to defer receipt of a bonus or other compensation payable by the Corporation and to receive a deferred stock AWARD in lieu of such compensation. The Committee may also provide for the grant of deferred stock upon the completion of a specified performance period. The provisions of deferred stock AWARDS need not be the same with respect to each recipient.
      (b) Terms and Conditions. Deferred stock AWARDS made pursuant to this Section 8 shall be subject to the following terms and conditions:

(i) Subject to the provisions of the Plan, the shares to be issued pursuant to a deferred stock AWARD may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period or Elective Deferral Period (defined below), where applicable, and may be subject to a risk of forfeiture during all or such portion of the Deferral Period as shall be specified by the Committee. At the expiration of the Deferral Period and Elective Deferral Period, share certificates shall be delivered to the AWARDEE, or the AWARDEE’s legal representative, in a number equal to the number of shares covered by the deferred stock AWARD.

(ii) Amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by a deferred stock AWARD will be paid to the AWARDEE currently, or deferred and deemed to be reinvested in additional deferred stock or otherwise reinvested, as determined at the time of the AWARD by the Committee, in its sole discretion.

(iii) Subject to the provisions of paragraph (b)(iv) of this Section 8, upon termination of the relationship with or employment by the Corporation for any reason during the Deferral Period for a given deferred stock AWARD, the deferred stock in question shall be forfeited by the AWARDEE.

(iv) In the event of the AWARDEE’s Retirement, permanent disability or death during the Deferral Period (or Elective Deferral Period, where applicable), or in cases of special circumstances, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interests of the Corporation, waive in whole or in part any or all of the deferral limitations imposed hereunder with respect to any or all of the AWARDEE’s deferred stock. Anything in the Plan to the contrary notwithstanding, upon the occurrence of a Change of Control, the Deferral Period and the Elective Deferral Period with respect to each deferred stock AWARD shall expire immediately and all share certificates relating to such deferred stock AWARDS shall be delivered to each AWARDEE or the AWARDEE’s legal representative.

(v) Prior to completion of the Deferral Period, an AWARDEE may elect to defer further the receipt of the deferred stock AWARD for a specified period or until a specified event (the “Elective Deferred Period”), subject in each case to the approval of the Committee and under such terms as are determined by the Committee, all in its sole discretion.

(vi) Each deferred stock AWARD shall be confirmed by a deferred stock agreement or other instrument executed by the Corporation, acting under the authority of the Committee, and by the AWARDEE.

      Section 9.     Other Stock-Based Awards. (a) Stock and Administration. Other AWARDS of the Stock and other AWARDS that are valued in whole or in part by reference to, or are otherwise based on the Stock (“Other Stock-based AWARDS”), including (without limitation) performance shares and convertible debentures, may be granted either alone or in addition to other AWARDS granted under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the directors, consultants, officers and key employees of the Corporation and/or any of its subsidiaries to whom and the time or times at which such Other Stock-based AWARDS shall be made, the number of shares of the Stock to be awarded pursuant to such Other Stock-based AWARDS and all other conditions of the Other Stock-based AWARDS. The Committee may also provide for the grant of the Stock upon the completion of a specified performance period. The provisions of Other Stock-based AWARDS need not be the same with respect to each recipient.
      (b) Terms and Conditions. Other Stock-based AWARDS made pursuant to this Section 9 shall be subject to the following terms and conditions:

(i) Subject to the provisions of this Plan, shares or interests in shares subject to Other Stock-based AWARDS made under this Section 9 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

(ii) Subject to the provisions of this Plan and the Other Stock-based AWARD agreement, the AWARDEES of Other Stock-based AWARDS under this Section 9 shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares or interests therein covered by the Other Stock-based AWARDS, as determined at the time of the Other Stock-based AWARDS by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

(iii) Any Other Stock-based AWARDS under this Section 9 and any Stock covered by any such Other Stock-based AWARD may be forfeited to the extent so provided in the Other Stock-based AWARD agreement, as determined by the Committee, in its sole discretion.

(iv) In the event of the AWARDEE’s Retirement, permanent disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interests of the Corporation, waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all Other Stock-based AWARDS under this Section 9. Anything in the Plan to the contrary notwithstanding, any limitations imposed with respect to any Other Stock-based AWARD under this Section 9, including any provision providing for the forfeiture of any Other Stock-based AWARD under any circumstance, shall terminate immediately upon a Change of Control and the number of shares of or interests in the Stock subject to such Other Stock-based AWARD shall be delivered to the AWARDEE (or, in the case of an Other Stock-based AWARD with respect to which such number is not determinable, such number of shares of or interests in the Stock as is determined by the Committee and set forth in the terms of such Other Stock-based AWARD).

(v) Each Other Stock-based AWARD under this Section 9 shall be confirmed by an agreement or other instrument executed by the Corporation and by the AWARDEE.

(vi) The Stock or interests therein (including securities convertible into the Stock) paid or awarded on a bonus basis under this Section 9 shall be issued for no cash consideration; the Stock or interests therein

(including securities convertible into the Stock) purchased pursuant to a purchase right awarded under this Section 9 shall be priced at least 50% of the fair market value of the Stock on the date of grant.

(vii) The Committee, in its sole discretion, may impose such restrictions on the transferability of Other Stock-based Awards as it deems appropriate. Any such restrictions shall be set forth in the written agreement between the Corporation and the AWARDEE with respect to such Award.

(viii) Each Other Stock-based AWARD to an Insider under this Section 9 shall be subject to all of the limitations and qualifications that may be required by Section 16 of the Exchange Act and all of the rules and regulations promulgated thereunder.

      Section 10.     Transfer, Leave of Absence, etc. For purposes of the Plan: (a) a transfer of an employee from the Corporation to a Subsidiary, or vice versa, or from one Subsidiary to another; (b) a leave of absence, duly authorized in writing by the Corporation, for military service or sickness, or for any other purposes approved by the Corporation if the period of such leave does not exceed 90 days; and (c) a leave of absence in excess of 90 days, duly authorized in writing by the Corporation, shall not be deemed a termination of employment.
      Section 11.     Amendments and Termination. The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an AWARDEE under any AWARD theretofore granted, without the AWARDEE’s consent, or which without the approval of the shareholders would:
      (a) except as is provided in Section 3 of the Plan, increase the total number of shares available for the purpose of the Plan;
      (b) subsequent to the date of grant decrease the option price of any stock option to less than 100% (110% in the case of a 10% owner of an QSO) of the fair market value on the date of the granting of the option;
      (c) extend the maximum option period under Section 5(b) of the Plan; or
      (d) otherwise materially increase the benefits accruing to AWARDEES under, or materially modify the requirements as to eligibility for participation in, the Plan.
      The Committee may amend the terms of any AWARD theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without such holder’s consent. Notwithstanding the foregoing, the Board or the Committee may, in its discretion, amend the Plan or terms of any outstanding AWARD held by a person then subject to Section 16 of the Exchange Act without the consent of any holder in order to preserve exemptions under said Section 16 which are or become available from time to time under rules of the Securities and Exchange Commission. The Committee may also substitute new stock options for previously granted options, including previously granted options having higher option prices.
      Section 12.     Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to an AWARDEE by the Corporation, nothing contained herein shall give any such AWARDEE any rights that are greater than those of a general creditor of the Corporation. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Stock; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.
      Section 13.     Employment at Will. Nothing contained in the Plan, or in any option granted pursuant to the Plan, nor in any agreement made pursuant to the Plan, shall confer upon any AWARDEE any right with respect to continuance of employment by the Company or its subsidiaries, nor interfere in any way with the right of the Company or its subsidiaries to terminate the AWARDEE’s employment at will or change the AWARDEE’s compensation at any time.
      Section 14.     General Provisions. (a) The Committee may require each AWARDEE purchasing shares pursuant to an AWARD under the Plan to represent to and agree with the Corporation in writing that such AWARDEE is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

      (b) All certificates for shares of the Stock delivered under the Plan pursuant to any AWARD shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
      (c) Recipients of shares of restricted stock, deferred stock and other Stock-based awards under the Plan (other than options) shall not be required to make any payment or provide consideration other than the rendering of services.
      (d) AWARDS granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other AWARDS granted under the Plan. If AWARDS are granted in substitution for other AWARDS, the Committee shall require the surrender of such other AWARDS in consideration for the grant of the new AWARDS. AWARDS granted in addition to or in tandem with other AWARDS may be granted either at the same time as or at a different time from the grant of such other AWARDS. The exercise price of any option or the purchase price of any Other Stock-based AWARD in the nature of a purchase right:

(i) granted in substitution for outstanding AWARDS or in lieu of any other right to payment by the Corporation shall be the fair market value of shares at the date such substitute AWARDS are granted or shall be such fair market value at that date reduced to reflect the fair market value of the AWARDS or other right to payment required to be surrendered by the AWARDEE as a condition to receipt of the substitute AWARD; or

(ii) retroactively granted in tandem with outstanding AWARDS shall be either the fair market value of shares at the date of grant of later AWARDS or the fair market value of shares at the date of grant of earlier AWARDS.
      (e) Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
      Section 15.     Taxes. (a) AWARDEES shall make arrangements satisfactory to the Committee regarding payment of any Federal, state, or local taxes of any kind required by law to be withheld with respect to any income which the AWARDEE is required, or elects, to include in his or her gross income and the Corporation and its subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the AWARDEE. Anything contained herein to the contrary notwithstanding, the Committee may, in its sole discretion, authorize acceptance of Stock received in connection with the grant or exercise of an AWARD or otherwise previously acquired in satisfaction of withholding requirements.
      (b) Notwithstanding any provisions to the contrary in this Section 15, an Insider may only satisfy tax withholding requirements with the settlement of a stock appreciation right or with shares of the Company’s Common Stock if he or she has held such stock or stock appreciation right for at least six (6) months or the cash settlement of the tax obligation occurs no earlier than six (6) months after the date of an irrevocable election made by an Insider.
      Section 16.     Effective Date of the Plan. The Plan shall be effective on the date it is approved by a majority of the votes cast at a duly convened meeting of shareholders.
      Section 17.     Term of the Plan. No AWARD shall be granted pursuant to the Plan after May 18, 2014, but AWARDS theretofore granted may extend beyond that date.